                                                                   EXHIBIT 10.19

                              STANDSTILL AGREEMENT


          THIS STANDSTILL AGREEMENT (the "Agreement") is made as of the 27th day
                                          ---------
of October, 1995, by and among FIRST UNION NATIONAL BANK OF FLORIDA ("FUNB"),
                                                                      ----
BANK ONE LEXINGTON, N.A. ("B-One"), BANK MIDWEST, N.A. ("B-MW"), INTRUST BANK,
                           -----                         ----
N.A. ("INTRUST"), FCLT LOANS, L.P., a Texas limited partnership ("FCLT") (FUNB,
       -------                                                    ----
B-One, B-MW, INTRUST and FCLT sometimes being collectively referred to herein as the "Bank Group" and FUNB, as agent for itself and the other members of the Bank
     ----------
Group, sometimes being referred to herein as the "Agent") and SUNFLOWER RACING,
                                                  -----
INC., a Kansas corporation ("Sunflower").
                             ---------

          WITNESSETH:

          WHEREAS, the parties hereto were parties to, or are successors in interest to parties to, a certain Amended and Restated Credit And Security Agreement dated March 23, 1994 which was made by and among Sunflower, B-One, Texas Commerce Bank National Association (the interests of which in the loan transaction described in such document having since been assigned to FCLT), Home State Bank of Kansas City (now known as B-MW), INTRUST and First Union National Bank of North Carolina (the interests of which in the loan transaction described in such document having since been assigned to FUNB), as since amended in writing by that certain First Amendment dated August 1, 1994 made by and among the same parties and that certain Second Amendment and Waiver dated December 19, 1994 made by and among the same parties (such agreement as so amended in writing being referred to herein as the "Credit Agreement");
                                 ----------------

          WHEREAS, the Credit Agreement and certain other "Loan Documents" [such
                                                           --------------
term being used herein with the same definition as in the Credit Agreement except that such term shall also refer to this Agreement, the Credit Agreement itself (including without limitation the aforesaid First Amendment and the aforesaid Second Amendment and Waiver), any documents executed or delivered subsequent to the date of the Credit Agreement but which fit within said definition, and the documents executed by any party hereto or delivered to the Bank Group or Agent pursuant to or in conjunction with the execution of any of the foregoing, including, without limitation, that certain December 19, 1994 Subordination Agreement executed by Sunflower and the party hereinafter defined as the "Guarantor" and those documents hereinafter defined as the "Inducement Certificates"] relate to the obligations and indebtedness of Sunflower to members of the Bank Group which are evidenced, created or secured by the Loan Documents (such indebtedness and obligations provided for in the Loan Documents, including without limitation, any provided for herein or in any document executed pursuant hereto, being collectively referred to herein as the "Debt");
                           ----


          WHEREAS, the Debt is secured by the liens, pledges and security interests which are evidenced, described, created, granted or perfected in and by the Loan Documents, including without limitation the lien of a mortgage on that certain real property located in Wyandotte County, Kansas which is more fully described in Exhibit A, which is attached hereto and incorporated herein
                   ---------
by this reference (such real property together with all fixtures and improvements thereon being referred to herein as the "Real Property") (all such
                                                      -------------
liens, pledges and security interests which secure the Debt and the property encumbered thereby being collectively referred to herein sometimes as the "Collateral");
-----------

          WHEREAS, the members of the Bank Group have not received the quarterly installments of interest and principal which were due to them on or before July 1, 1995 under the "Notes" which constitute the "Term Loan" (as those capitalized
                   -----                        ---------
terms are defined in the Credit Agreement and hereinafter used) and the failure to pay such amounts could be declared by the Agent or the Bank Group to be an

"Event of Default" (as that capitalized term is defined under Section 7.1 of the
-----------------
Credit Agreement and, as amended in Subsection 9(b) hereof, is hereinafter used);

          WHEREAS, Sunflower has requested that the Agent and the Bank Group refrain from declaring the failure to pay said quarterly installments to be an Event of Default and also has requested that the Bank Group and the Agent refrain from exercising the remedies to collect the Debt which would only be available to them after declaring an Event of Default under the Loan Documents until the "Termination Date" (as that term is hereinafter defined); and

          WHEREAS, the Agent and Bank Group, after negotiations which Sunflower acknowledges were conducted in good faith, are willing to so refrain from either declaring an Event of Default or exercising such remedies as would only be available to them under the Loan Documents after such a declaration until the "Termination Date" (as that term is hereinafter defined), upon the terms and conditions herein set forth.

          NOW, THEREFORE, upon the request of Sunflower and in consideration of the foregoing premises and the mutual agreements and promises and other good and valuable consideration herein exchanged and received, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

          1.  Incorporation of Recitals.
              --------------------------

          The foregoing recitals, and the Exhibit, defined terms and Loan Documents referenced therein, are hereby incorporated herein by this reference.

          2.  Forbearance by Bank Group and Agent.
              ------------------------------------

              (a) Bank Group hereby agrees that until the soonest to occur of:

                  (i)  a default hereunder, as defined in Section 9 hereof;

                 (ii) the passage of the end of the so-called "veto session" of the 1996 Session of the Kansas Legislature without the adoption by both the Kansas House of Representatives and the Kansas Senate of legislation which would permit slot machine or casino gambling to occur at pari-mutuel racetrack facilities in Kansas which (with necessary licensing) would include at least the Real Property, with or without first being approved in local or statewide elections or if such legislation passes by such date but approval by the Governor of Kansas after such date is necessary thereafter, then passage of the deadline for such approval by the Governor without such approval being given; and

                (iii)  the passage of July 1, 1996;

(the soonest of such dates being referred to herein as the "Termination Date"),
                                                            ----------------
neither any member of the Bank Group nor Agent shall, directly or indirectly, institute or cause to be instituted any judicial proceedings against Sunflower or SR Food & Beverage Company, a Kansas corporation ("SRF&B") to enforce the
                                                      -----
Loan Documents or to collect the Debt, seek the appointment of a receiver for all or part of the Collateral, seek foreclosure of all or part of the Collateral or exercise any other rights or remedies otherwise permitted to be exercised by the Loan Documents or applicable law only upon an Event of Default under the Loan Documents.

          (b) Until the Termination Date, neither any member of the Bank Group nor Agent shall, directly or indirectly, institute or cause to be instituted any judicial proceedings against Hollywood Park, Inc., a Delaware corporation (the "Guarantor") to enforce the Guaranty (as that term is defined in Subsection 7(a)
----------
hereof).

          (c) Nothing in this Agreement shall be construed as in any way limiting, waiving or otherwise affecting any rights, remedies or liens which the Agent or the Bank Group may have in order to collect any portion or all of the Debt or to foreclose upon any portion or all of the Collateral on or after the Termination Date, if the Debt is not satisfied in full by the Termination Date. Without limiting the generality of the foregoing, neither the Bank Group nor the Agent is waiving the right to declare the failure to make payments due on July 1, 1995 or any other events of which the Agent is or is not presently aware, to be an Event of Default, but rather, the Agent and Bank Group hereby expressly reserve the right, subject to the express terms hereof, to declare hereafter that any or all such circumstances constitute an Event of Default under the terms of the Credit Agreement and the other Loan Documents; provided that no default rate of interest or late fee permitted under the Loan Documents shall be assessed for time periods prior to the Termination Date. Also, without limiting the generality of the first sentence of this Subsection 2(c), the Bank Group and the Agent hereby reserve all of the rights of the Bank Group and of the Agent to pursue Sunflower, SRF&B or both for all or any portion of the Debt, to pursue Guarantor for liability under the Guaranty or any other Loan Document to which Guarantor is a party and also to pursue any and all Collateral which is pledged, mortgaged, assigned or otherwise liable for all or any portion of the Debt under the terms of the Loan Documents.

          (d) Nothing in this Agreement shall be construed as preventing the Agent or the Bank Group from participating in any hearing or proceeding in any judicial, bankruptcy or other proceeding of any type instituted by any other person or entity, including without limitation by the judge presiding therein.

          (e) Nothing in this Agreement shall be construed as in any way limiting, waiving or otherwise affecting any rights which the Agent or Bank Group would have under the Loan Documents or otherwise with respect to administering or enforcing the Loan Documents in the absence of a default hereunder or an Event of Default under any other Loan Documents.

          (f) Nothing in this Agreement shall be construed as an agreement by the Bank to provide any additional funding whatsoever to Sunflower or any other party.

          (g) Upon the Termination Date occurring without the Debt being satisfied in full, notwithstanding any contrary provisions of any of the Loan Documents, without any notice, demand, declaration, or grace period from the Agent or the Bank Group: (i) Sunflower shall be deemed to be in default under the respective terms of this Agreement, as well as the Loan Documents; (ii) the Bank Group, and the Agent acting on its behalf, shall be entitled to the full payment and performance of all of the indebtedness and other obligations constituting the Debt immediately; and (iii) the Bank Group, and the Agent acting on its behalf, can immediately exercise any or all of its rights or remedies provided for by law, this Agreement and the Loan Documents, including without limitation the rights to seek a judgment against Sunflower and any other person or entity which either is itself, or which has an interest in property that is, liable for the payment or performance of all or some portion of the Debt, subject, in the case of the Guarantor, to the limitations set forth in the Guaranty (as that term is hereinafter defined), to enforce any such judgment rendered, to exercise any non-judicial remedies which the Bank Group or the Agent acting on its behalf may have, whether hereunder, under the Loan Documents or under applicable law, and to foreclose upon or obtain a receivership for any or all of the Collateral.

     3.   Acknowledgments by Sunflower.
          -----------------------------

          (a) In order to induce Agent and Bank Group to enter into this Agreement, Sunflower specifically agrees and acknowledges that:

               (i) Now and after the execution hereof and of any document executed pursuant hereto Sunflower is and will be absolutely and unconditionally liable for the full payment and performance of all and of each and every portion of the Debt notwithstanding anything to the contrary in any of the Loan Documents and notwithstanding any actions or omissions heretofore taken by the Bank Group, the Agent, or the predecessors in interest of either;

              (ii) But for the forbearance provided for in Section 2 hereof, Bank Group and the Agent acting on its behalf would now be entitled to declare that an Event of Default had occurred under the Loan Documents and to enforce the indebtedness and obligations constituting the Debt by any legal means, including, without limitation, by taking steps to foreclose upon any or all of the Collateral and by instituting suit against Sunflower and such other persons and entities as are necessary in order to realize upon the Collateral; and

             (iii) as of the date hereof, the sum of the unpaid principal balances of the Notes constituting the Term Loan is $28,666,666.69 and, prior to the partial payments of interest provided for in Section 4 hereof, the sum of the accrued but unpaid interest due thereunder as of August 31, 1995, was $933,981.49.

          (b) Sunflower acknowledges and agrees that, in entering into this Agreement, Bank Group and Agent are, among other things, relying upon: (i) the execution and performance of the terms hereof by Sunflower; (ii) the representations and warranties of Sunflower set forth herein; (iii) the fact that this Agreement does not constitute a novation or extinguishment of the Debt and that the Loan Documents remain in full force and effect, subject to the terms hereof and of the Loan Documents executed pursuant to the terms hereof; and (iv) the execution and delivery of any other documents or consents to the Agent or Bank Group pursuant hereto, including, without limitation, the Guarantor's execution of the Guaranty (as that term is hereinafter defined) and the execution and delivery of the inducement certificates referred to in Section 7 hereof by the parties identified therein.

          (c) Sunflower acknowledges and agrees that FUNB has succeeded to all of the interests in the Loan Documents heretofore held by FUNB or by First National Bank of North Carolina, including the rights thereof to act as Agent for the Bank Group.

          (d) Sunflower acknowledges and agrees that FCLT has, subject to the final approval by the Kansas Racing Commission ("KRC") of a background check by
                                                 ---
the Kansas Bureau of Investigation of Shawmut Bank Connecticut, succeeded to all of the interests in the Loan Documents heretofore held by Texas Commerce Bank National Association.

     4.   Payments.
          ---------

          (a) On the first day of each calendar month which occurs after the date hereof and prior to the Termination Date, monthly payments consisting of one-half of the interest calculated in accordance with Section 6(a) hereof which has accrued on the outstanding principal balance of the "Notes" (as that term is
                                                         -----
defined in the Credit Agreement and hereinafter used) during the preceding calendar month (each singly a "Monthly Installment" and one or more,
                               -------------------
collectively, the "Monthly Installments") shall be due and payable by Sunflower
                   --------------------
to the Agent (on behalf of the Bank Group); provided that, except as is otherwise specifically provided in this Agreement, all other interest, whether heretofore accrued or hereafter accruing, all principal and all other monetary and non-monetary obligations constituting the Debt shall be due and payable on the Termination Date. Notwithstanding anything else in this Subsection 4(a) to the contrary, Sunflower shall not be in default for failure to pay any Monthly Installment unless and until Sunflower fails to make such payment on or before the later of the first day of the calendar month on which such Monthly Installment was to have been paid and five days after Bank Group or Agent gives Sunflower written notice of the amount thereof and the method by which Bank Group or Agent calculated said amount.

          (b) In addition to all other payments from Sunflower provided for under this Agreement, upon the date hereof Sunflower shall pay to the Agent (on behalf of the Bank Group) the sum of $92,569.44 representing one-half of the interest which accrued on the outstanding principal balance of the Notes during the month of September, 1995.

          (c) In addition to all other payments from Sunflower provided for under this Agreement, upon the date hereof Sunflower shall pay to the Agent (on behalf of the Bank Group) the sum of $466,990.75, representing one-half of the interest which had accrued on the outstanding principal balance of the Notes but which remained unpaid as of August 31, 1995; provided that Sunflower shall do so by cooperating with Agent so as to cause Boatmen's Trust Company/Kansas City Division (the "Escrow Agent") to pay the amounts then in the "Escrow Account"
               ------------                                   --------------
[as that term is defined in that certain Escrow Agreement dated September 13, 1995 made by and among Escrow Agent, Sunflower and Agent, as the same may be extended in written documents signed by the parties thereto (the "Interest
                                                                  --------
Escrow Agreement") and is hereinafter used] to the Agent (on behalf of the Bank
----------------
Group).

          (d) In addition to all other payments from Sunflower provided for under this Agreement, Sunflower shall cooperate with Agent in causing the Escrow Agent to pay any interest earned on the Escrow Account, less any fees charged by the Escrow Agent to Agent (on behalf of the Bank Group), all in accordance with the terms of the Interest Escrow Agreement, for a credit against the then accrued but unpaid interest due on the Debt. For purposes hereof, in cooperating with the Agent, Sunflower shall take such steps, and execute such documents, as the Agent shall reasonably request from time to time.

          (e) In addition to all other payments from Sunflower provided for under this Agreement, Sunflower will, within fifteen (15) days after every third fiscal month of Sunflower (the first calculation being done after the fiscal month of Sunflower ending in December, 1995), (for purposes of this Subsection 4(e), the three fiscal months ending on such date and each succeeding set of three fiscal months each being referred to as a "Quarter") pay to the Agent (on
                                                 -------
behalf of the Bank Group) sixty percent (60%) of Sunflower's "Excess Cash Flow after Operational Expenses" (as hereinafter defined), based upon the "Operational Program" dated June, 1995 prepared by Sunflower, with later adjustments made as a result of the modifications thereafter made in the horse and dog racing schedules at the Real Property which were approved by the KRC. For purposes of this Subsection 4(e) only, the following terms shall have the following meanings:

     (i)  "Accounts Attributable to Sunflower and SRF&B" shall mean the
           --------------------------------------------
          Sunflower operational account, the SRF&B operational account, purse accounts, exchange accounts, and the TRAK East operational account.

    (ii)  "Purse Payments and Purse Supplements" shall mean any accrued
           ------------------------------------
          obligation for payment or actual payment by Sunflower or TRAK East to accounts maintained for the ultimate distribution and payment of greyhound, horse or simulcast purses.

   (iii)  "Host Track Payments" shall mean actual payments or accrued
           -------------------
          obligations for payments to track facilities simulcasting a live race signal to the Woodlands racetrack facility.

    (iv)  "Inter-Track Payments" shall mean any reconciliation payments or
           --------------------
          accrued obligations for reconciliation payments between racetrack facilities and arising out of wagering payoffs from simulcast wagering.

     (v)  "Breakage" shall mean those obligations for payment as defined by
           --------
          K.S.A. 74-8802(a).

    (vi)  "Outs" shall mean the obligations for payment of unclaimed winning
           ----
          tickets referred to in K.S.A. 74-8822.

   (vii)  "Payroll" shall mean the normal weekly payroll obligations of TRAK
           -------
          East, Sunflower and SRF&B for their permanent, part-time and temporary work forces.

  (viii)  "Taxes" shall mean those payments and accruals of payments for
           -----
          personal property taxes, real property taxes and special assessments upon the real property.

    (ix)  "Bank Interest Payments" shall mean those payments made or accrued for
           ----------------------
          payment hereunder to the Agent for the Bank Group.

For purposes of the calculation contemplated by this Subsection 4(e), "Excess
                                                                       ------
Cash Flow After Operational Expenses" shall be determined by a mathematical
------------------------------------
calculation commencing with a determination of the ending balance for the Quarter of all Accounts Attributable to Sunflower and SRF&B and subtracting therefrom all accrued or outstanding obligations associated with greyhound, horse and simulcast Purse Payments and Purse Supplements, Host Track Payments, Inter-Track Payments, Breakage, Outs, Payroll, Taxes, Bank Interest Payments and all operations and vendor payables normally referenced upon the business ledgers of said companies. Any positive quarterly calculation shall be deemed to be Excess Cash Flow after Operational Expenses subject to percentage division and payment as described herein. Within ten (10) days from the date hereof, Sunflower will prepare and deliver to Agent a certain Schedule (the "Schedule"), reasonably satisfactory in form and content to Agent
               --------
given the provisions hereof which shall consist of some past financial statements of Sunflower on which the specific accounts and amounts which would have constituted the terms defined hereinabove, as of the date of such statements, are designated. In order to identify the Schedule for future reference, when a Schedule reasonably satisfactory to Agent has been delivered, Agent and Sunflower shall attach thereto a certificate executed by Sunflower and Agent which makes reference to this Subsection 4(e). The parties agree that subject to the terms of this Subsection 4(e) the corresponding accounts and amounts on future financial statements of Sunflower will constitute the foregoing defined terms and that the sample calculation included within such
Schedule is the method of calculation contemplated hereunder. The parties agree that notwithstanding any other accounting treatment which Sunflower may give various payments and accruals: Sunflower will not be able to double count any item as both an accrual and as a payment made within a quarter in making the calculations provided for in this Subsection 4(e); the forty percent (40%) of the Excess Cash Flow after Operational Expenses for any Quarter not paid to the Agent will be retained by Sunflower or SRF&B, as the case may be, and shall be excluded from future calculations made under this Subsection 4(e); and, except for property taxes, purse related items, Breakage and Outs, accruals cannot be made except for items due no later than the next succeeding Quarter. Any payments made to the Agent under this Subsection 4(e) will be applied as a credit against the then accrued but unpaid interest due on the Debt.

     5.   Property Taxes.
          ---------------

          (a) The amount of property taxes for 1995 on the Real Property, as calculated by the government of Wyandotte County, Kansas (the "County") (such
                                                               ------
amount being referred to as the "1995 Tax Deposit"), will be paid to the County
                                 ----------------
or deposited into escrow with the Escrow Agent in accordance with the terms of this Section 5 pursuant to the form of escrow agreement attached hereto as Exhibit B, which exhibit is hereby incorporated herein by reference (the "Tax
---------                                                                 ---
Escrow Agreement").  On or before December 20, 1995, Sunflower will pay the
----------------
County, or escrow in the Tax Escrow Account, pursuant to the Tax Escrow Agreement, no less than $400,000.00 of the total of the 1995 property taxes on the Real Property, as calculated by the County. On or before March 31, 1996, Sunflower will pay to the County, or escrow in the Tax Escrow Account, pursuant to the Tax Escrow Agreement, at least the balance of the first half of the 1995 property taxes on the Real Property. On or before June 20, 1996, Sunflower will pay the County, or escrow in the Tax Escrow Account, pursuant to the Tax Escrow Agreement, no less than the then unpaid balance of the 1995 property taxes on the Real Property, as calculated by the County. Unless hereafter otherwise agreed by the parties to the Tax Escrow Agreement, the 1995 Tax Deposit will be held in the Tax Escrow Account until the date (the "1995 Determination Date") that Agent or Sunflower notifies the other and Escrow
 -----------------------
Agent that the amount of property taxes due on the Real Property for 1995 has been determined, whether by means of the execution of a written stipulation or settlement between Sunflower and the County or the issuance of a final order of the Kansas Board of Tax Appeals or of a court of competent jurisdiction, which order is either non-appealable or for which the time to appeal has expired without the filing of an appeal. Upon the 1995 Determination Date, the principal of the 1995 Tax Deposit, and any earnings thereon shall be applied in the following order, to-wit: first, to the County to the extent necessary to fully pay the 1995 property taxes on the Real Property; and second, any excess then remaining being delivered to Sunflower. Any earnings in the Escrow Account on the 1995 Tax Deposit, less any fees to the Escrow Agent earned thereon pursuant to the Tax Escrow Agreement, will be applied in the same order as the principal.

          (b) In order to secure the Debt further, Sunflower hereby pledges and grants a security interest in the amounts escrowed in the Tax Escrow Account, from time to time, to the Bank Group and agrees that, notwithstanding anything else herein to the contrary, if the Termination Date occurs without the full payment and performance of the Debt having occurred, the Bank Group, acting through the Agent, will be entitled to the immediate payment of the entire amount then in the Tax Escrow Account, less the fees theretofore earned by the Escrow Agent under the Tax Escrow Agreement. Any amount so obtained by the Bank Group will be applied to the Debt in such manner as the Bank Group shall determine.

     6.   Modification of Loan Documents.
          -------------------------------

          (a) Notwithstanding anything to the contrary herein or in the Loan Documents, from and after September 1, 1995 until the Termination Date, interest will accrue on the principal portion of the Debt at a rate calculated as being LIBOR plus 1.75% per annum on each of the dates that the interest rate is able to change under the terms of the Loan Documents without reference to this Agreement; provided that the method of determining the applicable LIBOR rate shall be the same as that which was used in setting LIBOR interest rates under the Credit Agreement prior to the execution hereof.

          (b) By execution of this Agreement, the Loan Documents are hereby modified in all respects necessary to implement the terms and provisions of this Agreement, and hereafter all references herein and in any of the Loan Documents to any of the Loan Documents shall refer to such Loan Documents as amended hereby.

       7. Additional Guaranty, Inducement Certificates and Subordinations.
          ----------------------------------------------------------------

          (a) Within five (5) days of the date hereof, Sunflower shall deliver to the Bank Group a guaranty executed by the Guarantor in the form attached hereto as Exhibit C, which is hereby incorporated herein by reference (the
          ---------
"Guaranty"); provided that on the date hereof Sunflower shall fax to Agent a
---------
copy of the signature page executed by Guarantor.

          (b) Within sixty (60) days from the execution hereof, Sunflower shall deliver to the Bank Group a certificate executed by The Racing Association of Kansas East, a Kansas not-for-profit corporation ("TRAK East"), which shall have
                                                   ---------
been approved by the KRC by said date, in the form attached hereto as Exhibit D,
                                                                      ---------
which is hereby incorporated herein by reference, or such other substantially similar form as the Bank Group may approve, in which TRAK East shall agree that, notwithstanding the execution hereof, TRAK East's covenants and agreements for the benefit of the Bank Group in any of the Loan Documents, including without limitation that certain Consent to Collateral Assignment of Lease and Management Agreement dated March 23, 1994, remain in full force and effect.

          (c) Contemporaneously with the execution hereof, Sunflower shall deliver to the Bank Group a certificate executed by SRF&B which shall be in the form attached hereto as Exhibit E, which is hereby incorporated herein by
                        ---------
reference, or such other substantially similar form as the Bank Group may approve, in which SRF&B shall agree that, notwithstanding the execution hereof, SRF&B's covenants and agreements for the benefit of the Bank Group in any of the Loan Documents, including without limitation that certain Unconditional Guaranty Agreement (the "1994 Guaranty") and that certain Security Agreement, both of
                -------------
which are dated March 23, 1994, remain in full force and effect.

          (d) Within five (5) days of the date hereof, Sunflower shall deliver to the Bank Group a certificate executed by the Guarantor which shall be in the form attached hereto as Exhibit F, which is hereby incorporated herein by
                        ---------
reference, or such other substantially similar form as the Bank Group may approve, in which Guarantor shall agree that, notwithstanding the execution hereof, Guarantor's covenants and agreements for the benefit of the Bank Group that certain Pledge Agreement dated March 23, 1994, remain in full force and effect; provided that on the date hereof Sunflower shall fax to Agent a copy of the signature page thereof, executed by Guarantor.

          (e) Within five (5) days of the date hereof, Sunflower shall deliver to the Bank Group a certificate executed by R.D. Hubbard ("Hubbard") which shall
                                                           -------
be in the form attached hereto as

Exhibit G, which is hereby incorporated herein by reference, or such other
---------
substantially similar form as the Bank Group may approve, in which Hubbard shall agree that, notwithstanding the execution hereof, Hubbard's covenants and agreements for the benefit of the Bank Group in that certain Subordination and Amendment Agreement dated March 23, 1994 and that certain Certificate of R.D. Hubbard dated March 23, 1994, remain in full force and effect.

          (f) Within the respective time periods referenced in Subsections 7(a) through (e) hereof, Sunflower will deliver to the Bank Group one or more certificates executed, and containing representations and warranties, by Sunflower, TRAK East, SRF&B, Guarantor, Hubbard and all other persons or entities with debts from Sunflower which have been subordinated to the Debt, and shall certify that there have been no payments, directly or indirectly, made in violation of any such subordinations.

          (g) Contemporaneously with the execution hereof, and from time to time within thirty (30) days of the Bank Group's request therefor prior to the Termination Date, Sunflower shall deliver to the Bank Group one or more certificates, in such form(s), executed by either or both of Sunflower and SRF&B, or their successors, as the Bank Group may request, in which such persons or entities will certify that such persons' or entity's obligations to the Bank Group under any of the Loan Documents to which such person or entity is a party or successor remain in full force and effect, that as of said date neither such person or entity nor Sunflower has committed any defaults under such Loan Documents, other than the "Known Current Defaults" (as that term is hereinafter defined); provided that Sunflower's execution of this Agreement constitutes its contemporaneous certificate required hereunder.

          (h) Within five (5) days from Agent's request therefor, Sunflower shall deliver to the Bank Group subordinations or other similar documents, from such persons and entities as are designated by, and in such forms as are acceptable to, the Bank Group in order to preserve, or to document the preservation of, the priority of all liens, encumbrances and security interests in property constituting Collateral, as such priority was provided for in the Loan Documents without reference to this Agreement, notwithstanding the execution hereof.

     8.   Draft of Petition.
          ------------------

          (a) Without limiting the generality of the acknowledgements made by Sunflower herein, Sunflower hereby acknowledges and agrees that that certain form of Petition (the "Petition"), to which a certificate executed by Sunflower
                       --------
and Agent which makes reference to this Section 8 is attached and which names the members of the Bank Group as plaintiffs and

Sunflower, SRF&B, Guarantor and the others named therein as defendants, accurately alleges a cause of action which, if a valid Event of Default was declared by the Agent or the Bank Group by reason of one of the Known Current Defaults (as that term is hereinafter defined), would exist against the defendants named therein and the Collateral for their respective liabilities, or that of their property, as the case may be, for the payment and performance of all or any portion of the Debt.

          (b) Sunflower hereby agrees that if the Termination Date occurs without the Debt being fully paid or performed, the Bank Group and Agent acting on its behalf will not be precluded from filing the Petition or, in its discretion, a different form of petition, in a court of competent jurisdiction.

          (c) Sunflower hereby waives any claim for defamation or libel which it might otherwise have a right to make by reason of the making of the allegations set forth in the Petition in a document not filed in a court of competent jurisdiction.

     9.   Default.
          --------

          (a) Sunflower acknowledges and agrees that, in the sole discretion of the Bank Group, exercisable without notice, Sunflower shall be deemed to be in default under the terms of this Agreement, and the full performance and satisfaction of all of the indebtedness and obligations to the Bank Group, the Agent or third parties hereunder, or under the Loan Documents, including without limitation those to pay and perform the Debt in full, shall be immediately due, payable and performable, without any notice, right to cure period or declaration from or by Bank Group or the Agent, if:

          (i) any statement, representation, recital or warranty set forth herein, in any inducement or estoppel certificate contemporaneously herewith or hereafter pursuant hereto, including, without limitation, any provided for in Section 7 hereto (collectively, the "Inducement Certificates"), or in any
                                          -----------------------
               financial statement, projection or other report or statement given to Bank Group or Agent by or on behalf of Sunflower or the maker of such certificate is knowingly false or intentionally incomplete on a date as of which it is made; or

         (ii) Bank Group or Agent hereafter learns of any material default in any obligation of the Loan Documents in existence as of the date hereof, other than the failure to make payments to the Bank Group and the Agent when heretofore due under the Loan Documents and those defaults which have heretofore occurred and are specifically listed in that certain letter dated October 31, 1995 written by counsel for Sunflower to counsel for the Bank Group and Agent (collectively, the "Known Current Defaults"); or
                    ----------------------

        (iii) Sunflower or a party (other than the Agent or a member of the Bank Group) to a Loan Document (or the successor of such party) hereafter defaults in any of its respective obligations set forth herein or any obligations in any of the Loan Documents (as modified hereby) or commits or permits to continue, beyond any period of time specified in the applicable Loan Documents (as modified by the terms hereof), a default under the applicable Loan Documents; provided that the mere passage of the "Loan Maturity Date" (as that term is defined in the Credit Agreement) and the continuing existence of the Known Current Defaults shall not constitute a default for purposes hereof until the Termination Date occurs pursuant to the terms hereof; or

         (iv) the KRC fails to approve the Inducement Certificate to be executed by TRAK East and delivered to the Bank Group within sixty (60) days from the date hereof.

          (b) From and after the date hereof, the term "Event of Default" shall also include, in addition to any matters already contained within such term's definition, the occurrence of any of the matters which would constitute a default under the provisions of Subsection 9(a) hereof.

     10.  General Warranties and Representations.
          ---------------------------------------

     Sunflower represents and warrants to the Bank Group, which representations and warranties shall continue and survive so long as any part of the Debt remains unsatisfied, that:

          (a) each of Sunflower and SRF&B is a legal entity, duly created and validly existing and in good standing under the laws of the State of Kansas, and has full power and authority to enter into this Agreement and any other document into which it enters, or into which Sunflower is required to cause it to enter, pursuant to the terms hereof, to incur all obligations for which it could be liable as provided for herein, in the Inducement Certificates or in any of the other Loan Documents to which it is a party and to take all of the actions referred to herein, in the Inducement Certificates or the Loan Documents to which it is a party. The execution and performance of the terms hereof and of the Inducement Certificates have been duly authorized by any and all necessary corporate, administrative, judicial or other action, and will not violate any provision of law or of any applicable articles of incorporation, bylaws or judicial or administrative ruling or decree. Except for filing this Agreement and other documents to be executed pursuant hereto with the KRC which Sunflower agrees to accomplish, and to provide the Bank Group with reasonable written evidence of, within thirty (30) days of the date hereof, no other consent or approval of, or filing with, any public authority, regulatory agency or other person or entity whatsoever is required as a condition to the validity of the obligations of Sunflower or SRF&B under this Agreement, the Inducement Certificates or any of the other Loan Documents to which it is a party; provided that Sunflower makes no representation or warranty as to the necessity of any member of the Bank Group to obtain any consent or approval for such member of the Bank Group to enter into this Agreement from any public authority, regulatory agency or other person or entity whatsoever or as to the effect on Sunflower's obligations if such a consent or approval is needed but not obtained by such member of the Bank Group.

          (b)(i) This Agreement and all other documents contemplated hereby, when signed and delivered pursuant hereto, will, and (ii) each of the Loan Documents and the Debt do, constitute valid and legally binding indebtedness and obligations of Sunflower, SRF&B (but subject to, and limited by, the terms of the 1994 Guaranty) and Guarantor (but subject to, and limited by, the terms of the Guaranty), supported by good, valuable, adequate and sufficient consideration, enforceable in accordance with the respective terms thereof (but subject to the terms hereof). Neither Sunflower nor SRF&B has any meritorious defense, right of set-off, dispute, claim, counterclaim, argument or contention whatsoever as against the enforceability of said indebtedness and obligations.

          (c) This Agreement and the Loan Documents to which any of Sunflower and SRF&B are parties, were, and will have been, as the case may be, duly and properly executed by persons authorized to do so on behalf of the respective person or entity or their predecessor or successor in interest.

          (d) Except for the Known Current Defaults, neither Sunflower nor SRF&B knows of any event that has occurred or condition existing which, with the giving of notice, the passage of time or both, could constitute an Event of Default under the Loan Documents.

          (e) All of the statements, acknowledgments, representations and warranties of facts, status or effect which are made by Sunflower, SRF&B or both and which are set forth in this Agreement, or any document to be executed or delivered pursuant to the terms hereof, are, to the best of Sunflower's and SRF&B's knowledge, true and complete.

          (f) None of the representations or warranties contained in this Agreement or in any of the financial statements required to be furnished to the Bank Group pursuant hereto or pursuant to the Loan Documents, or in any other document, certificate or statement which has been furnished to the Bank Group by any one or more of Sunflower and SRF&B, does or shall hereafter, on a date as of which it is made, knowingly contain any untrue statement of a fact or omit to state a material fact necessary in order to make the statements contained therein true.

          (g) The extension of credit which created the indebtedness that constitutes a portion of the Debt was for business purposes (other than agricultural purposes) only, and not for consumer, family or household purposes.

          (h) Sunflower has all licenses which it is required to have in order to conduct the operations which it is permitted to conduct, or to permit other persons or entities to conduct, on the Real Property or with any items of the Collateral under the Loan Documents.

          (i) Until the Debt is satisfied in full, no payments will be made, or property conveyed in lieu of payments, to or for the benefit of any of SRF&B, TRAK East, Guarantor or Hubbard, directly or indirectly, by Sunflower, SRF&B or any party acting on their respective behalf except for: (i) any payments to TRAK East by Sunflower or SRF&B which are required to be made by Kansas law or a written agreement between Sunflower, SRF&B and TRAK East (provided that the latter cannot exceed amounts due and payable under the September 14, 1989 Agreement and Restatement of Lease and Management Agreement to which Sunflower, SRF&B and TRAK East are parties, as modified by the Loan Documents); (ii) any payments made between Sunflower and SRF&B in the ordinary course of business;
(iii) any reimbursements (except to the extent, if any, that reimbursements of any such advances would have been subordinated under the Loan Documents to which the Guarantor is a party) to Guarantor for amounts actually theretofore advanced by the Guarantor to pay indebtedness of Sunflower or SRF&B to third parties (other than Bruce Rimbo or entities in which Guarantor, directly or indirectly, has an ownership interest) incurred for services or goods theretofore actually received by Sunflower or SRF&B; and (iv) reimbursements of out of pocket ordinary course of business, travel expenses actually theretofore incurred and paid by Hubbard in hereafter performing services for Sunflower, of the type, if any, which are currently being paid by Sunflower to Hubbard. Except as expressly permitted above, if any of such entities has received since July 1, 1995 (or earlier in violation of any subordination agreement), or hereafter receives, any sum or property from or for Sunflower or SRF&B, they, and each of them, shall be deemed to hold all such sums in trust for benefit of the Bank Group and

Sunflower shall cause them to promptly deliver the same to the Bank Group which, upon receipt, shall apply the same on the Debt.

     11.  Waiver of Previous Rights.
          --------------------------

          (a) Sunflower, for itself and SRF&B, and for their respective representatives, beneficiaries, trustees, successors, assigns, general partners, shareholders, directors, officers, agents and employees, hereby releases, acquits and forever discharges FUNB (both as a member of the Bank Group and as Agent), B-One, B-MW, INTRUST, FCLT and their respective stockholders, directors, officers, representatives, agents, employees, attorneys, predecessors in interest (including, without limitation, Texas Commerce Bank National Association, First City National Bank of Houston, First Union National Bank of North Carolina, Kansas State Bank & Trust Company, Home State Bank and the Federal Deposit Insurance Corporation), successors and assigns of and from any and all actions, causes of action, claims, counterclaims, cross claims, debts, demands, executions, garnishments, judgments, lawsuits, proceedings, and suits of every kind and character, previously or now existing, whether known or unknown, and relating in any manner whatsoever to, or arising in any manner whatsoever from, the dealings or negotiations, of any of such persons or entities being released hereby, with Sunflower, SRF&B, TRAK East, Guarantor, Hubbard and any of the other persons on behalf of whom Sunflower is making this covenant through the date hereof, including, without limitation, those dealings which are evidenced by or relate to the Debt, including without limitation this Agreement and the other Loan Documents.

          (b) Sunflower, for itself and SRF&B, waives the benefit of any "antideficiency", res judicata, marshalling of assets or one action legislation, doctrine or rule which might otherwise bar any recovery against either of them or any of the Collateral because of Bank Group's election of remedies, including but not limited to an exercise of power of sale under any mortgage, deed of trust, assignment or other security agreement. Sunflower agrees that notwithstanding any foreclosure of any lien created or evidenced by any of the Loan Documents with respect to any or all of any real or personal property constituting all or any portion of the Collateral, which secures the Debt, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed or bill of sale in lieu of foreclosure, Sunflower and SRF&B shall remain bound under their respective obligations to the Bank Group. Sunflower, for itself and SRF&B, expressly acknowledges their obligations under each and every agreement they have heretofore executed, as those agreements have heretofore been amended in a writing executed by Bank Group or any of its member's predecessors in interest, and further acknowledges that Sunflower and SRF&B hereby waive any defenses existing as of the date hereof to any of their respective obligations.

          (c) Sunflower hereby waives any rights of redemption which it might otherwise have by operation of law or pursuant to the terms of any of the Loan Documents with respect to any of the Collateral.

     12.  Further Assurances.
          -------------------

          (a) If Agent hereafter requests, within thirty (30) days thereafter, Sunflower shall furnish to Bank Group, for each of Sunflower, SRF&B, Guarantor and TRAK East, certified copies of resolutions of the directors (or, in Guarantor's case, its Executive Committee) and (except in Guarantor's case) shareholders of said corporation, ratifying all of the terms of each of the Loan Documents to which such corporation is a party or for the performance of which such corporation or at least some of its property is liable and also authorizing or ratifying the execution and performance of the terms of this Agreement and of any other documents contemplated hereby to which such corporation is a party.

          (b) If Agent hereafter requests, within thirty (30) days thereafter, Sunflower shall deliver to Bank Group Certificates of Good Standing issued by the Secretary of State of Kansas indicating that Sunflower is in good standing in such state and similar certificates from the secretaries of state (or equivalent public official) of the states of incorporation of each of SRF&B, Guarantor and TRAK East.

          (c) Within thirty (30) days after Agent's request therefor, Sunflower shall furnish to the Bank Group a written opinion(s) issued by counsel representing each of said party and SRF&B (the form of said opinion to be subject to the reasonable approval of the Bank Group) stating: (i) that each of Sunflower and SRF&B is a legal entity, duly created and validly existing under the laws of the jurisdiction in which it was created, has full power and authority to enter into this Agreement, to incur all obligations provided for herein, and to take all of the actions referred to herein; (ii) that the execution and performance of the terms hereof by Sunflower and SRF&B have been duly authorized or ratified by any and all necessary corporate or administrative action and has not, and that the execution, and to the best of counsel's knowledge, the performance hereof, will not, violate any provision of law or of any applicable charter, bylaws, articles of incorporation, or judicial or administrative ruling or decree; (iii) that no other consent or approval of any public authority, regulatory agency or of any other person or entity whatsoever, excepting the action of the KRC referred to in Section 7(b), is then required as a condition to the validity of the obligations of Sunflower and SRF&B under the Loan Documents to which they are already parties as modified by this Agreement and any documents contemplated hereby to which they shall become parties; (iv) that this Agreement and the Loan Documents constitute the valid and legally binding obligations of Sunflower, enforceable against Sunflower and its successors and assigns and all of the Collateral in accordance with the respective terms thereof.

          (d) Sunflower agrees that, at the option of the Bank Group, Sunflower shall execute and the Bank Group may record in the office of the Register of Deeds of the County or any other public office, such form(s) of recordable instrument and financing statements which the Bank Group may require, which reasonably describes the provisions hereof, in order to modify or amend any or all of the Loan Documents which are of record in such office(s) or to perfect any security interests granted herein or in any of the Loan Documents.

     13.  Bank Group's Continuing Rights and Remedies.
          --------------------------------------------

          (a) Notwithstanding the execution hereof and of any documents executed contemporaneously with the execution hereof, it is expressly understood and agreed that, except as otherwise provided by any directly conflicting terms of this Agreement, the terms of the Loan Documents and all of the Agent's or Bank Group's liens, security interests, rights and remedies contained in, evidenced by or created by the Loan Documents shall not in any way be considered to have been modified, diminished, decreased or to have lost any priority as against Sunflower, SRF&B, the pledged property of any of them, the Collateral or any third parties or the property thereof, as the case may be, and shall be considered to have been in continuous force and effect since the execution of such documents and agreements and the granting of such liens, security interests, rights and remedies in the original notes, deeds of trust, mortgages, guaranties and other agreements and documents. The parties acknowledge that, except as otherwise provided by any directly conflicting terms of this Agreement, neither Bank Group nor the Agent does hereby intend to modify, diminish, decrease or subordinate the Loan Documents or any liens, security interests, rights or remedies which the Agent or Bank Group would otherwise have as against Guarantor, Hubbard, any other third parties or the property thereof, as the case may be.

          (b) To the extent that any term or provision thereof, or of the Loan Documents as now or previously amended, is or is held or deemed to be inconsistent with any other term or provision hereof or thereof, the term(s) or provision(s) Bank Group or Agent acting for the Bank Group may elect to enforce from time to time in the sole discretion of Bank Group and Agent, in such order and manner as Agent determines may provide Bank Group the fullest security for the Debt and afford Bank Group and the Agent acting therefor the maximum legal and financial protection, shall control.

          (c) The Bank Group and Agent acknowledge that neither Guarantor nor Hubbard is personally liable for the Debt, except, in Guarantor's case, to the extent that Guarantor guarantees the Monthly Installments under the Guaranty; provided that nothing in this sentence should be construed as releasing any of the Collateral, including any portions thereof in which Guarantor or Hubbard has any interest, from any lien, pledge, security interest or other encumbrance which secures all or any portion of the Debt or as releasing Guarantor or Hubbard from the obligations they respectively do have to Bank Group or Agent under the Loan Documents to which Guarantor or Hubbard is a party, respectively. The Bank Group and Agent acknowledge that effective upon the execution hereof by all parties hereto and timely delivery to the Agent of the Inducement Certificate to be executed by Hubbard pursuant to, and in the form provided for by, Subsection 7(e) hereof (the "Hubbard Inducement Certificate"), Hubbard shall
                                 ------------------------------
have no obligations or liabilities to any of the Bank Group and Agent relating to the Loan Documents and/or the loan transaction contemplated therein except those provided for in the Subordination Agreement (as defined in the Hubbard Inducement Certificate) and in the Hubbard Inducement Certificate (collectively, "Hubbard's Documents"); provided that Bank Group and Agent are making this
 -------------------
acknowledgment in reliance upon the material truthfulness and completeness of all material representations and warranties heretofore made in writing for the benefit of the Bank Group and Agent (and their respective predecessors in interest) in Hubbard's Documents by Hubbard and, if any such material representations or warranties are or were materially false or incomplete so as to make them materially misleading as of the time that such representations and warranties were effective by their terms this sentence shall not be construed as a waiver of any claim that Bank Group or Agent might otherwise have had against Hubbard or any other person or entity which arises from or is related to the matter which makes such representation or warranty materially false or misleading. The Bank Group and Agent acknowledge that effective upon the execution hereof by all parties hereto and timely delivery to the Agent of the Inducement Certificate to be executed by Guarantor pursuant to, and in the form provided for by, Subsection 7(d) hereof (the "Guarantor Inducement
                                              --------------------
Certificate"), the Guarantor shall have no obligations or liabilities to any of
-----------
the Bank Group and Agent relating to the Loan Documents and/or the loan transaction contemplated therein except those provided for in the Guarantor Inducement Certificate, the documents listed on Schedule F-1 thereto and the Guaranty (collectively, the "Guarantor Documents"); provided that Bank Group and
                             -------------------
Agent are making this acknowledgment in reliance upon the material truthfulness and completeness of all material representations and warranties heretofore made in writing for the benefit of the Bank

Group and Agent (and their respective predecessors in interest) in the Guarantor Documents by Guarantor and, if any such material representations or warranties are or were materially false or incomplete so as to make them materially misleading as of the time that such representations and warranties were effective by their terms, this sentence shall not be construed as a waiver of any claim that Bank Group or Agent might otherwise have had against Guarantor or any other person or entity which arises from or is related to the matter which makes such representation or warranty materially false or misleading. In making the acknowledgements in this Subsection the Bank Group and Agent are acting in reliance upon the material truthfulness and completeness of all material representations and warranties heretofore made in writing for the benefit of the Bank Group and Agent (and their respective predecessors in interest) in the Loan Documents by any party thereto (other than the Bank Group, Agent and their respective predecessors in interest) and, if any such material representations or warranties are or were materially false or incomplete so as to make them materially misleading as of the time that such representations and warranties were effective by their terms, this sentence shall not be construed as a waiver of any claim (arising from or related to the matter which makes such representation or warranty materially false or misleading) that Bank Group or Agent might otherwise have had against any person or entity who or which knowingly and materially participated in, or knowingly and materially benefitted from, the matter which makes such representation or warranty materially false or misleading.

     14.  Financial Information.
          ----------------------

          (a) At such times as are provided for in the Loan Documents, Sunflower shall provide to Bank Group financial statements prepared in accordance with the terms of the Loan Documents for Sunflower and SRF&B. In addition to any specific new requirements made herein or requested pursuant hereto, the financial statements and information to be provided by Sunflower and SRF&B shall include statements and information substantially similar in scope, content, format and frequency to that previously given to the Bank Group for Sunflower. Without limiting the generality hereof, Sunflower shall also provide Agent with financial statements for Sunflower and SRF&B within twenty days of the end of each fiscal month of Sunflower which shall include an accounts payable aging summary in a form reasonably satisfactory to Agent.

          (b) From time to time during regular business hours, and five business days after notice is given by the Agent, Sunflower shall give the Agent's personnel and agents access to all books and records which reflect any information pertinent to an evaluation of the accuracy or completeness of the financial statements previously provided, or hereafter to be provided by Sunflower or SRF&B pursuant to the terms hereof and of any representations or covenants made by Sunflower herein or in any of the Loan Documents. At Agent's request, Sunflower shall disclose to Agent the names of such of Sunflower's and SRF&B's accountants and officers who have knowledge of Sunflower's or SRF&B's financial condition or the accuracy or completeness of the financial statements and of such representations and covenants provided to the Bank Group or Agent. Sunflower shall instruct, and cause, all such persons to disclose all information which they have concerning the accuracy or completeness of said financial statements, representations and covenants to the Bank Group or Agent if and when such persons are requested to provide such information by the Agent or Bank Group.

     15.  Future Licenses.  In the event that a slot or casino license can be
          ----------------
applied for at Sunflower's Woodlands facility prior to the Termination Date, Sunflower agrees to reasonably promptly either apply for the same in Sunflower's own name or otherwise to use best efforts to cause any other party which so applies to enter into such agreements as would provide the Bank Group with the equivalent collateral for the Debt as having the license in the name of Sunflower would provide.

     16.  Costs and Expenses.  Without limiting any covenants by Sunflower
          -------------------
contained in any of the Loan Documents to pay similar or different items of cost or expense, within thirty (30) days of the Agent or Bank Group sending a statement therefor or notice thereof to Sunflower, Sunflower shall pay all expenses and fees incurred by Bank Group or the Agent acting on its behalf in enforcing this Agreement, and in enforcing all prior Loan Documents, including, without limitation, all recording, filing, registration and UCC or title search fees and taxes, all attorney fees and disbursements, and all expenses incurred by Agent or Bank Group in connection with the enforcement of the Debt after the Termination Date, the foreclosure of any lien provided for herein or in any of the Loan Documents and participation in any bankruptcy or other insolvency proceedings, including without limitation the consideration of any plan, cash collateral order, motions to lift or modify stay or otherwise.

     17.  Notices.  Notwithstanding any other provisions to the contrary in any
          --------
of the Loan Documents, hereafter all notices and other correspondence required or permitted under this Agreement (except that interest amounts and calculations provided for in Subsection 4(a) which need only be given to Sunflower by telefax at the number specified hereinbelow) or any Loan Documents, shall be deemed to have been given if put in writing and personally delivered or sent by first class registered or certified mail, return receipt requested and postage and registration or certification fees prepaid, and transmitted by telefax, to the respective parties at the respective addresses and telefax numbers specified hereinbelow, on or before the dates such notice or other correspondence must otherwise be given:

     If to any member of the Bank Group or the Agent:

          First Union National Bank of Florida
          Attention:  Mr. Marinus Otte
          Suite 400
          4299 Northwest 36 Street
          Miami Springs, Florida  33166
          Telefax Number:  305-883-4141

          with a copy to:

          Harry E. Wigner, Jr.
          Lathrop & Norquist, L.C.
          9401 Indian Creek Parkway, Suite 1050
          Overland Park, Kansas 66210
          Telefax Number:  913-451-0875

     If to Sunflower:

          Sunflower Racing, Inc.
          Attention:  Bruce Rimbo
          P.O. Box 12036
          99th & Leavenworth Road
          Kansas City, Kansas 66112
          Telefax Number:  913-596-5943

          with copies to:

          Hollywood Park, Inc.
          Attention:  G. Michael Finnigan
          1050 South Prairie Avenue
          Inglewood, California 90301
          Telefax Number:  310-673-2582

     and

          R. Scott Beeler
          Gage & Tucker L.C.
          9401 Indian Creek Parkway, Suite 400
          Overland Park, Kansas 66210
          Telefax Number:  816-292-2150

or to such other address as may be specified by notice given as herein provided; provided, however, that a notice of a change of address shall be effective upon a party hereto only upon receipt by said party.

     18.  General.  Each party agrees to perform any further acts and to deliver
          --------
any additional documents that may be reasonably requested and necessary to carry out the provisions of this Agreement. Should any part, term, or provision of this Agreement be declared illegal or in conflict with any law, rule, or regulation, the validity of the remaining portions, terms, or provisions shall not be affected thereby. The captions used herein are used for convenience only and are not to be used in attempting to construe any part of this Agreement. Unless the context indicates otherwise, words importing the singular number shall include the plural and vice versa, words importing person shall include firms, associations, general and limited partnerships and corporations, including public bodies and entities, as well as natural persons, and words of masculine gender shall be deemed and construed to include correlative words of the feminine and neuter genders and vice versa. None of the provisions of this Agreement may be amended without the written consent of Sunflower and the Required Banks (as defined in the Credit Agreement and hereinafter used). Any waiver of any provision or condition of this Agreement shall only be in writing and shall not be construed or deemed to be a waiver of any other provision or condition of this Agreement, nor a waiver of a subsequent breach of the same provision or condition, unless such waiver be so expressed in writing and signed by the party so waiving. Any waiver by the Bank Group, Agent or Required Banks of any performance by any party to any of the Loan Documents shall not affect the liability of any other party or the Collateral to the Bank Group. This Agreement and the documents required to be executed or delivered pursuant hereto, shall be construed under, and governed by, Kansas law, regardless of the choice of law provisions of Kansas law or of any other jurisdictions. This Agreement shall be binding upon and inure to the benefit of, and be enforceable by, the heirs, legal representatives, successors and assigns of the parties as the case may be. This Agreement may be executed in any number of originals or counterparts, each of which shall be deemed an original, but all of which together shall constitute only one instrument. The terms and conditions contained herein and in the documents incorporated herein or executed pursuant to the terms hereof constitute the entire agreement of the parties with respect to the Debt and the Collateral and supersede all prior written and oral agreements and understandings relating to the subject matter hereof, including, without limitation, that certain letter of intent dated September 8, 1995 written by counsel for the Bank Group to Sunflower.


ORAL AGREEMENTS OR COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT INCLUDING PROMISES TO EXTEND OR RENEW SUCH DEBT ARE NOT ENFORCEABLE. TO PROTECT YOU (SUNFLOWER) AND US (BANK GROUP AND AGENT) FROM MISUNDERSTANDING OR DISAPPOINTMENT, ANY AGREEMENTS WE REACH COVERING SUCH MATTERS ARE CONTAINED IN THIS WRITING AND THE OTHER LOAN DOCUMENTS EXPRESSLY REFERRED TO HEREIN WHICH ARE THE COMPLETE AND EXCLUSIVE

STATEMENT OF THE AGREEMENT BETWEEN US, EXCEPT AS WE MAY LATER AGREE IN WRITING TO MODIFY IT.

     THIS DOCUMENT, TOGETHER WITH ALL OTHER LOAN DOCUMENTS BETWEEN THE AGENT OR THE MEMBERS OF THE BANK GROUP OR THEIR RESPECTIVE PREDECESSORS IN INTEREST AND SUNFLOWER IS THE FINAL EXPRESSION OF THE CREDIT AGREEMENT BETWEEN SUCH PARTIES. THIS DOCUMENT MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR OR CONTEMPORANEOUS ORAL CREDIT AGREEMENTS OR PRIOR WRITTEN CREDIT AGREEMENTS OTHER THAN WRITTEN LOAN DOCUMENTS BETWEEN SUCH PARTIES. ANY ADDITIONAL TERMS OF THE CREDIT AGREEMENT BETWEEN SUCH PARTIES ARE SET FORTH BELOW.

     THERE ARE NO UNWRITTEN CREDIT AGREEMENTS BETWEEN SUCH PARTIES.


(INITIAL) ________  SUNFLOWER RACING, INC.
          ________  FIRST UNION NATIONAL BANK OF FLORIDA
          ________  BANK ONE LEXINGTON, N.A.
          ________  BANK MIDWEST, N.A.
          ________  INTRUST BANK, N.A.
          ________  FCLT LOANS, L.P.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement, effective as of the date first set forth above.

                                    SUNFLOWER RACING, INC.,
                                    a Kansas corporation



                                    By:
                                    Name:
                                    Title:



STATE OF _______________)
                        ) ss
COUNTY _________________)

     Before me, a notary public in and for said County and State personally appeared ____________________, personally known to me to be the __________________, of SUNFLOWER RACING, INC., a Kansas corporation, and who, as such officer, executed the foregoing instrument this date and personally appeared before me and acknowledged before me that he had executed said instrument freely and voluntarily for the uses and purposes therein expressed and with full authority of and on behalf of said corporation, as an authorized officer thereof.



     (SEAL)
                              Name:
                              Title:  Notary Public
My Commission Expires:

----------------------
                                    FIRST UNION NATIONAL BANK
                                    OF FLORIDA



                                    By:
                                    Name:
                                    Title:



STATE OF _______________)
                        ) ss
COUNTY _________________)

     Before me, a notary public in and for said County and State personally appeared ____________________, personally known to me to be the __________________, of FIRST UNION NATIONAL BANK OF FLORIDA, and who, as such officer, executed the foregoing instrument this date and personally appeared before me and acknowledged before me that he had executed said instrument freely and voluntarily for the uses and purposes therein expressed and with full authority of and on behalf of said national bank, as an authorized officer thereof.



     (SEAL)
                              Name:
                              Title:  Notary Public

My Commission Expires:

----------------------

                                    BANK ONE LEXINGTON, N.A.

                                    By:
                                    Name:
                                    Title:



STATE OF _______________)
                        ) ss
COUNTY _________________)

     Before me, a notary public in and for said County and State personally appeared ____________________, personally known to me to be the __________________, of BANK ONE LEXINGTON, N.A., and who, as such officer, executed the foregoing instrument this date and personally appeared before me and acknowledged before me that he had executed said instrument freely and voluntarily for the uses and purposes therein expressed and with full authority of and on behalf of said national bank, as an authorized officer thereof.



     (SEAL)
                              Name:
                              Title:  Notary Public

My Commission Expires:

----------------------

                                    INTRUST BANK, N.A.



                                    By:
                                    Name:
                                    Title:



STATE OF _______________)
                        ) ss
COUNTY _________________)

     Before me, a notary public in and for said County and State personally appeared ____________________, personally known to me to be the __________________, of INTRUST BANK, N.A., and who, as such officer, executed the foregoing instrument this date and personally appeared before me and acknowledged before me that he had executed said instrument freely and voluntarily for the uses and purposes therein expressed and with full authority of and on behalf of said national bank, as an authorized officer thereof.



     (SEAL)
                              Name:
                              Title:  Notary Public

My Commission Expires:

----------------------

                                    BANK MIDWEST, N.A.



                                    By:
                                    Name:
                                    Title:



STATE OF _______________)
                        ) ss
COUNTY _________________)

     Before me, a notary public in and for said County and State personally appeared ____________________, personally known to me to be the __________________, of BANK MIDWEST, N.A., and who, as such officer, executed the foregoing instrument this date and personally appeared before me and acknowledged before me that he had executed said instrument freely and voluntarily for the uses and purposes therein expressed and with full authority of and on behalf of said national bank, as an authorized officer thereof.



     (SEAL)
                              Name:
                              Title:  Notary Public

My Commission Expires:

----------------------

                                    FCLT LOANS, L.P.,
                                    a Texas limited partnership
                                    By:  FCLT Loans Asset Corp., a
                                    Texas corporation

                                    By:
                                    Name:
                                    Title:



STATE OF _______________)
                        ) ss
COUNTY _________________)

     Before me, a notary public in and for said County and State personally appeared ____________________, personally known to me to be the __________________, of FCLT LOANS ASSET CORP., a Texas corporation, in its capacity as the general partner of FCLT LOANS, L.P., a Texas limited partnership, and who, as such officer, executed the foregoing instrument this date and personally appeared before me and acknowledged before me that he had executed said instrument freely and voluntarily for the uses and purposes therein expressed and with full authority of and on behalf of said corporation in its capacity as the general partner of such limited partnership, as an authorized officer thereof.



     (SEAL)
                              Name:
                              Title:  Notary Public

My Commission Expires:

----------------------

                                   EXHIBIT A
                                   ---------

                               LEGAL DESCRIPTION
                               -----------------


                                   EXHIBIT B
                                   ---------

                                ESCROW AGREEMENT
                                ----------------


     THIS ESCROW AGREEMENT (the "Escrow Agreement") is made as of the _____ day
                                 ----------------
of _______________, 1995, by and among BOATMEN'S TRUST COMPANY / KANSAS CITY DIVISION ("Escrow Agent"), SUNFLOWER RACING, INC., a Kansas corporation
           ------------
("Sunflower") and FIRST UNION NATIONAL BANK OF FLORIDA ("FUNB") as agent for
-----------                                              ----
itself and the other following lenders (which together with FUNB are collectively sometimes referred to herein as the "Bank Group"), to-wit: BANK
                                                  ----------
ONE LEXINGTON, N.A. ("Bank One"); FCLT LOANS, L.P. ("FCLT"); BANK MIDWEST, N.A.
                      --------                       ----
("Bank Midwest"); and INTRUST BANK,
  ------------

N.A. ("Intrust") (FUNB as such agent being referred to herein sometimes as the
       -------
"Bank Group Agent").
 ----------------

     WITNESSETH:

     WHEREAS, Sunflower and the members of the Bank Group or their predecessors in interest were parties to that certain Standstill Agreement dated ____________________, 1995 (the "Standstill Agreement") and certain related loan
                                 --------------------
documents defined therein as the "Loan Documents";

     WHEREAS, Sunflower and the Bank Group desire that certain sums of money be placed into an escrow account with the Escrow Agent and that the same be held and disbursed in accordance with the terms and conditions hereof; and

     WHEREAS, Escrow Agent is willing to handle such sums in accordance with the terms and conditions hereof;

     NOW, THEREFORE, the parties hereto hereby agree as follows:

     1.  Escrow Account.  Escrow Agent hereby agrees to open an escrow account
         --------------
to be held and disbursed pursuant to the terms and conditions hereof (the

"Escrow Account").
---------------

     2.  Deposits.  Sunflower agrees to make the following deposits into the
         --------
Escrow Account, or, in the alternative as to any portion or all of any of them, to pay said amount to the Treasurer of Wyandotte County, Kansas, as a payment upon the 1995 property taxes on the Real Property (as that term is defined in the Standstill Agreement and used herein) as calculated by Wyandotte County, Kansas (the amount of such taxes, as calculated by said county, being referred to as the "Billed Taxes") on or before the dates indicated, to-wit: (a) on or
           ------------
before December 20, 1995, the sum of $400,000.00; (b) on or before March 31, 1996, an amount equal to the balance of the first half of the Billed Taxes; and
(c) on or before June 20, 1996, the then unpaid balance of the Billed Taxes (such payments being collectively referred to herein as the "Deposits").

     3.  Investment of Deposits.  Unless hereafter otherwise directed by both
         ----------------------
Sunflower and the Bank Group Agent in writing, Escrow Agent agrees to invest and re-invest the Deposits and any other sums deposited into the Escrow Account or earned on the sums in the Escrow Account, from time to time, in Escrow Agent's "Pilot Treasury Fund". Escrow Agent represents that such "Pilot Treasury Fund" is, and, unless the other parties hereto are notified otherwise by Escrow Agent, during the term hereof, will be, an investment in "Treasuries" which are obligations of the United States of America and fully collateralized REPOS. Escrow Agent represents that the annualized rate of return of such "Treasury Fund" on September 8, 1995 was 5.542%.

     4.  Escrow Agent's Incorporated Terms and Fees.  The terms and conditions
         ------------------------------------------
attached hereto as Exhibit A are hereby incorporated herein by reference.  As
                   ---------
full compensation for the performance of Escrow Agent's obligations hereunder, the parties agree that Escrow Agent will charge a one time fee of $500.00 plus the sweep fee referred to in Exhibit A (the "Cash Sweep Fee"); provided that the
                                             --------------
parties agree that the Cash Sweep Fee will only be assessed one time and only on the interest or earnings of the Escrow Account, as such interest and earnings, are posted. The $500.00 fee will be deducted by Escrow Agent from the Escrow Account at the time the principal therein is disbursed in accordance with
Section 5 hereof.

     5.  Term and Disbursements.  Unless extended by the written agreement of
         ----------------------
the parties hereto, the escrow provided for herein will terminate upon that date (the "Escrow Termination Date") on which either Sunflower or Bank Group Agent
      -----------------------
notifies the Escrow Agent that the amount of property taxes due on the Real Property for 1995 has been determined, whether by means of the execution of a written stipulation or settlement between Sunflower and Wyandotte County, Kansas, or the issuance of a final order of the Board of Tax Appeals of Kansas or of a court of competent jurisdiction, which order is either non-appealable or for which the time to appeal has expired without the filing of an appeal. Upon the next business day after the Escrow Termination Date, the principal of the Deposits and, no later than the first banking calendar month following the month in which the Escrow Termination Date occurs, any earnings thereon, less the Escrow Agent's fees provided for herein, shall be applied in the following order, to-wit: first, to the extent necessary to pay that portion of the 1995 property taxes then due and payable on the Real Property, to Wyandotte County, Kansas, and, second, any excess in the Escrow Account, to Sunflower. Notwithstanding the passage of the deadlines specified in the preceding sentence, Escrow Agent will not be in default under its obligations to disburse the funds in the Escrow Account until it has received written transfer instructions from the party(ies) giving Escrow Agent notice that the Escrow Termination Date has occurred.

     6.  Notices.  All notices to Escrow Agent will be deemed delivered when
         -------
given in accordance with the provisions of Section 5 of Exhibit A hereto. All notices and other correspondence required or permitted to be given to Sunflower or Bank Group Agent under this Escrow Agreement shall be in writing and shall be deemed to have been given if personally delivered or sent by first class registered or certified mail, return receipt requested and postage and registration or certification fees prepaid, to the respective parties at the following addresses on or before the date such notice or other correspondence must be given:

     If to Sunflower:

                         Sunflower Racing, Inc.
                         P.O. Box 12036
                         99th and Leavenworth Road
                         Kansas City, Kansas  66112
                         Attention:  Bruce Rimbo

     with a copy to:

                         R. Scott Beeler
                         Gage & Tucker L.C.
                         9401 Indian Creek Parkway
                         Suite 400
                         Overland Park, KS  66210

     If to Bank Group Agent:

                         First Union National Bank of Florida
                         4299 Northwest 36 Street
                         Suite 400
                         Miami Springs, FL  33166
                         Attention:  Marinus Otte

     with a copy to:

                         Harry E. Wigner, Jr.
                         Lathrop & Norquist, L.C.
                         9401 Indian Creek Parkway
                         Suite 1050
                         Overland Park, KS  66210

or to such other address as may be specified by notice given as herein provided; provided, however, that notice of a change of address shall be effective only upon receipt by the other party.

     7.  Miscellaneous.  This Escrow Agreement contains the entire agreement of
         -------------
the parties relating to the subject matter hereof and replaces any prior or contemporaneous agreement or understandings unless specifically incorporated herein. No modification of this Escrow Agreement shall be valid unless made in accordance with any applicable laws and in a writing signed by the parties hereto. The captions appearing in this Escrow Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope and intent of this Escrow Agreement or any of the provisions hereof. Should any part, term or provisions of this Escrow Agreement be declared to be illegal or in conflict with any law, rule or regulation, the validity of the remaining portions, terms or provisions shall not be affected thereby. This Escrow Agreement may be executed in any number of counterparts, each of which shall be deemed an original but all of which together shall constitute only one instrument.

     IN WITNESS WHEREOF, the parties hereto have executed this Escrow Agreement as of the date first above set forth.



     BOATMEN'S TRUST COMPANY             SUNFLOWER RACING, INC.
     /KANSAS CITY DIVISION


     By:____________________             By:___________________
     Name:__________________             Name:_________________
     Title:_________________             Title:________________



     FIRST UNION NATIONAL BANK
     OF FLORIDA AS AGENT FOR
     ITSELF, BANK ONE LEXING-
     TON, N.A., FCLT LOANS, L.P.,
     BANK MIDWEST, N.A. AND
     INTRUST BANK, N.A.


     By:____________________
     Name:__________________
     Title:_________________

                                   EXHIBIT C
                                   ---------

                        UNCONDITIONAL GUARANTY AGREEMENT
                        --------------------------------

     THIS UNCONDITIONAL GUARANTY AGREEMENT (this "Guaranty") is dated as of
                                                  --------
October _____, 1995, by HOLLYWOOD PARK, INC., a Delaware corporation (the

"Guarantor"), in favor of FIRST UNION NATIONAL BANK OF FLORIDA ("FUNB"), BANK
----------                                                       ----
ONE LEXINGTON, N.A. ("B-One"), BANK MIDWEST, N.A. ("B-MW") INTRUST BANK, N.A.
                      -----                         ----
("INTRUST"), FCLT LOANS, L.P., a Texas limited partnership ("FCLT") (FUNB, B-
---------                                                    ----
One, B-MW, INTRUST and FCLT sometimes being collectively referred to herein as the "Bank Group" and FUNB, as agent for itself and the other members of the Bank
     ----------
Group, sometimes being referred to herein as the "Agent").
                                                  -----

                              Statement Of Purpose
                              --------------------

     The Bank Group and Sunflower Racing, Inc., a Kansas corporation (the "Borrower") entered into a Standstill Agreement of even date (the "Standstill
---------                                                          ----------
Agreement").  Through its ownership of the Borrower, Guarantor will benefit both
---------
directly and indirectly from the transactions contemplated by the Standstill Agreement and as a condition precedent thereto, the Bank Group has requested, and the Guarantor has agreed to execute and deliver, this Guaranty.

     NOW, THEREFORE, in consideration of the premises and the mutual agreements set forth herein, and to induce the Bank Group to enter into and consent to the transactions contemplated by the Standstill Agreement, it is agreed as follows:

     SECTION 1.  Definitions.  Capitalized terms used herein (including the
                 -----------
preamble hereto) shall have the meaning assigned to them in the Standstill Agreement, unless the context otherwise requires or unless otherwise defined herein. References in the Standstill Agreement to the "Guaranty" or herein to this "Guaranty" shall include and mean this Guaranty, including all amendments and supplements hereto now or hereafter in effect.

     SECTION 2.  Guaranty of Obligations of Borrower.
                 -----------------------------------

     (a) The Guarantor hereby unconditionally guarantees to each of the members of the Bank Group the prompt payment (whether at stated maturity, by acceleration or otherwise) by the Borrower of all Monthly Installments that would be due under Section 4(a) of the Standstill Agreement if it expired on July 1, 1996 [i.e., this is a guarantee of the fifty percent of the interest accruing, at the LIBOR plus 1.75% per annum rate provided for in Subsection 6(a) of the Standstill Agreement (the "Standstill Rate") on the outstanding principal
                                  ---------------
balance of the Notes, which portion of interest Borrower is to pay currently during the time that the Standstill Agreement is in effect], whether now existing or hereafter arising, whether or not from time to time reduced or extinguished (except by payment thereof), whether or not recovery may be or hereafter become barred by the statute of limitations, whether or not discharged, stayed or otherwise affected by any bankruptcy, insolvency or other similar law or proceeding, whether created directly with the Agent or with any member of the Bank Group or acquired by the Agent or the Bank Group through assignment, endorsement or otherwise, whether matured or unmatured, whether joint or several, as and when the same becomes due and payable (whether at maturity or earlier) in accordance with the terms of the Notes, as modified by the Standstill Agreement, evidencing any such Monthly Installments, including all renewals, extensions or modifications thereof (all such obligations of the Borrower to any member of the Bank Group, including all of the foregoing, being hereinafter collectively referred to as the "Guaranteed Obligations"); provided
                                             ----------------------    --------
that this Guaranty shall not be a guarantee of any Monthly Installments which would first be due after the Agent's or Bank Group's declaration of a default, that causes the Termination Date to occur prior to July 1, 1996, for reasons other than non-payment of sums due from the Borrower to the Agent or Bank Group under the Notes or Subsections 4(a), (b) or (c) of the Standstill Agreement; provided further, that the amount of the Guarantor's
----------------
obligations with respect to the Guaranteed Obligations shall be limited to the extent and in the manner set forth in subsection (b) below; provided further,
                                                            ----------------
that the Guaranteed Obligations shall not include a guaranty of interest in excess of the amount that would accrue at the Standstill Rate.

     (b) The amount of the Guarantor's obligations with respect to the Guaranteed Obligations shall be in, but not in excess of, the maximum amount thereof not subject to avoidance or recovery by operation of applicable law governing bankruptcy, reorganization, arrangement, adjustment of debts, relief of debtors, dissolution, insolvency, fraudulent transfers or conveyances or other similar laws (including, without limitation, 11 U.S.C. (S)547, (S)548,
(S)550 and other "avoidance" provisions of Title 11 of the United States Code) applicable at any time to the Guarantor and this Guaranty (collectively, "Applicable Insolvency Laws"). To that end, but only in the event and to the
---------------------------
extent that the Guarantor's obligations with respect to the Guaranteed Obligations or any payment made pursuant to the Guaranteed Obligations would, but for the operation of this Section 2(b), be subject to avoidance or recovery under Applicable Insolvency Laws, the amount of the Guarantor's obligations with respect to the Guaranteed Obligations shall be limited to the largest amount which, after giving effect thereto, would not, under Applicable Insolvency Laws, render the Guarantor's obligations with respect to such Guaranteed Obligations unenforceable or avoidable or otherwise subject to recovery under Applicable Insolvency Laws. To the extent any payment actually made pursuant to the Guaranteed Obligations exceeds the limitation of this Section 2(b), then the amount of such excess shall, from and after the time of payment by Guarantor, be reimbursed by the Bank Group upon demand by Guarantor. This Section 2(b) is intended solely to preserve the rights of the Bank Group and Agent hereunder against the Guarantor to the maximum extent permitted by Applicable Insolvency Laws and neither the Borrower or any other guarantor under the Credit Agreement or the Standstill Agreement nor any other Person or Persons (as these terms are defined in the Credit Agreement and hereinafter used) shall have any right or claim under this Section 2(b) that would not otherwise be available under Applicable Insolvency Laws.

     SECTION 3.  Nature of Guaranty.  The Guarantor agrees that this Guaranty is
                 ------------------
a continuing, unconditional guaranty of payment and performance and not of collection, and that its obligations under this Guaranty shall be primary, absolute and unconditional, irrespective of, and unaffected by:

          (a) the genuineness, validity, regularity, enforceability or any future amendment of, or change in, the Standstill Agreement or any other Loan Document or any other agreement, document or instrument to which the Borrower is or may become a party;

          (b) the absence of any action to enforce this Guaranty, the Standstill Agreement or any other Loan Document or the waiver or consent by the Bank Group or Agent with respect to any of the provisions of this Guaranty, the Standstill Agreement or any other Loan Document;

          (c) the existence, value or condition of, or failure to perfect its Lien (as defined in the Credit Agreement and hereinafter used) against, any security for or other guaranty of the Guaranteed Obligations or any action, or the absence of any action, by the Agent or any member of the Bank Group in respect of such security or guaranty (including, without limitation, the release of any such security or guaranty); or

          (d) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor;

it being agreed by the Guarantor that, subject to Section 2(b) hereof, its obligations under the Guaranty shall not be discharged until the final payment and performance, in full, of the Guaranteed Obligations. The Guarantor expressly waives all rights it may now or in the future have under any "antideficiency" or other statute (including without limitation North Carolina General Statutes Section 26-7, et seq. or similar law), or at law or in equity,
                               -------
or otherwise, to compel the Agent or any member of the Bank Group to proceed in respect of the Guaranteed Obligations against the Borrower or any other party or against any security for or other guaranty of the payment and performance of the Guaranteed Obligations before proceeding against, or as a condition to proceeding against, the Guarantor. The Guarantor further expressly waives and agrees not to assert or take advantage of any defense based upon the failure of the Agent or any member of the Bank Group to commence an action in respect to the Guaranteed Obligations against the Borrower, the Guarantor or any other party or any security for the payment and performance of the Guaranteed Obligations. The Guarantor agrees that any notice or directive given at any time to the Agent or any member of the Bank Group which is inconsistent with the waivers in the preceding two sentences shall be null and void and may be ignored by the Agent or such member of the Bank Group and, in addition, may not be pleaded or introduced as evidence in any litigation relating to this Guaranty for the reason that such pleading or introduction would be at variance with the written terms of this Guaranty, unless the Required Banks (as defined in the Credit Agreement and hereinafter used) have specifically agreed otherwise in writing. The foregoing waivers are of the essence of the transaction contemplated by the Loan Documents and, but for this Guaranty and such waivers, the Agent and members of the Bank Group would decline to enter into the Standstill Agreement.

     SECTION 4.  Demand by the Bank Group or Agent.  In addition to the terms
                 ---------------------------------
set forth in Section 3, and in no manner imposing any limitation on such terms, if all or any portion of the then outstanding Guaranteed Obligations under the Standstill Agreement are declared to be immediately due and payable, then the Guarantor shall, after the notice provided for in this Section and upon demand in writing therefor by the Agent to the Guarantor, pay all or such portion of the outstanding Guaranteed Obligations then declared due and payable. Payment by the Guarantor shall be made to the Agent, to be credited and applied upon the Guaranteed Obligations, in immediately available federal funds to an account designated by the Agent or at the address referenced herein for the giving of notice to the Agent or at any other address that may be specified in writing from time to time by the Agent. No demand for payment of the Guaranteed Obligations shall be effective unless and until Borrower has failed to pay any Monthly Installments theretofore due but unpaid within three (3) days after notice to Guarantor that Borrower has failed to pay such Monthly Installments when due.

     SECTION 5.  Waivers.  In addition to the waivers contained in Section 3,
                 -------
the Guarantor waives, and agrees that it shall not at any time insist upon, plead or in any manner whatever claim or take the benefit or advantage of, any appraisal, valuation, stay, extension, one action, res judicata, marshalling of assets or redemption laws or doctrines, or exemption, whether now or at any time hereafter in force, which may delay, prevent or otherwise affect the performance by the Guarantor of its obligations under, or the enforcement by the Agent or any member of the Bank Group of this Guaranty. The Guarantor further hereby waives diligence, presentment, demand, protest and notice of whatever kind or nature with respect to any of the Guaranteed Obligations and waives the benefit of all provisions of law which are or might be in conflict with the terms of this Guaranty. The Guarantor represents, warrants and agrees that its obligations under the Guaranty are not and shall not be subject to any counterclaims, offsets or defenses of any kind against the Agent, any member of the Bank Group or the Borrower whether now existing or which may arise in the future.

     SECTION 6.  Benefits of Guaranty.  The provisions of this Guaranty are for
                 --------------------
the benefit of the Agent, the members of the Bank Group and their respective successors, transferees, endorsees and assigns, and nothing herein contained shall impair, as between the Borrower and the Agent or the Bank Group, the obligations of the Borrower under the Loan Documents. In the event all or any part of the Guaranteed Obligations are transferred, endorsed or assigned by the Agent or any member of the Bank Group to any Person or Persons, any reference to the

"Agent" or "member of the Bank Group" herein shall be deemed to refer equally to such Person or Persons.

     SECTION 7.  Modification of Loan Documents etc.  If the Agent or the
                 ----------------------------------
members of the Bank Group shall at any time or from time to time, with or without the consent of, or notice to, the Guarantor:

          (a) Change or extend the manner, place or terms of payment of, or renew or alter all or any portion of, the Guaranteed Obligations;

          (b) Take any action under or in respect of the Loan Documents in the exercise of any remedy, power or privilege contained therein or available to it at law, in equity or otherwise, or waive or refrain from exercising any such remedies, powers or privileges;

          (c) Amend or modify, in any manner whatsoever, the Loan Documents;

          (d) Extend or waive the time for performance by the Guarantor, the Borrower or any other Person of, or compliance with, any term, covenant or agreement on its part to be performed or observed under a Loan Document (other than this Guaranty), or waive such performance or compliance or consent to a failure of, or departure from, such performance or compliance;

          (e) Take and hold security or collateral for the payment of the Guaranteed Obligations or sell, exchange, release, dispose of, or otherwise deal with, any property pledged, mortgages or conveyed, or in which the Agent or the members of the Bank Group have been granted a lien, to secure any indebtedness or liability of the Guarantor or the Borrower to the Agent or the members of the Bank Group;

          (f) Release anyone who may be liable in any manner for the payment of any amounts owed by the Guarantor or the Borrower to the Agent or any member of the Bank Group;

          (g) Modify or terminate the terms of any intercreditor or subordination agreement pursuant to which claims of other creditors of the Guarantor or the Borrower are subordinated to the claims of the Agent or any member of the Bank Group; or

          (h) Apply any sums by whomever paid or however realized to any amounts owing by the Guarantor or the Borrower to the Agent or member of the Bank Group in such manner as the Agent or any member of the Bank Group shall determine in its discretion;

then neither the Agent nor any member of the Bank Group shall incur any liability to the Guarantor as a result thereof, and no such action shall impair or release the obligations of the Guarantor under the Guaranty.

     SECTION 8.  Reinstatement.  The Guarantor agrees that, if any payment made
                 -------------
by the Borrower or any other Person applied to the Debt is at any time annulled, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of collateral are required to be returned by the Agent or any member of the Bank Group to the Borrower, its estate, trustee, receiver or any other party, including, without limitation, the Guarantor, under any applicable law or equitable cause, then, to the extent of such payment or repayment, the Guarantor's liability hereunder (and any lien or collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made, and, if prior thereto, this Guaranty shall have been canceled or surrendered (and if any lien or collateral securing the Guarantor's liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such lien or collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge,impair or otherwise affect the obligations of the Guarantor in respect of the amount of such payment (or any lien or collateral securing such obligation).

     SECTION 9.  Waiver of Subrogation and Contribution.  Until the Debt is
                 --------------------------------------
fully paid and performed, the Guarantor hereby irrevocably waives any claims or other rights which it may now or hereafter acquire against the Borrower that arise from the existence or performance of the Guarantor's obligations under this Guaranty, including, without limitation, any right of subrogation, reimbursement, exoneration, contribution, indemnification, any right to participate in any claim or remedy of the Agent or the members of the Bank Group against the Borrower or any security or collateral which the Agent or any member of the Bank Group now has or may hereafter acquire, whether or not such claim, remedy or right arises in equity or under contract, statute or common law, by any payment made hereunder or otherwise, including without limitation, the right to take or receive from the Borrower, directly or indirectly, in cash or other property or by set-off or in any other manner, payment or security on account of such claim or other rights.

     SECTION 10.  Representations and Warranties.  To induce the Bank Group to
                  ------------------------------
execute the Standstill Agreement, the Guarantor hereby represents and warrants that:

          (a) The Guarantor has the corporate power, authority and legal right to execute, deliver and perform this Guaranty and has taken all necessary corporate action to authorize its execution, delivery and performance of, this Guaranty;

          (b) This Guaranty constitutes the legal, valid and binding obligation of the Guarantor enforceable in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by the availability of equitable remedies;

          (c) The execution, delivery and performance of this Guaranty will not violate any provision of any applicable law or contractual obligation of the Guarantor and will not result in the creation or imposition of any lien on any of the properties or revenues of the Guarantor pursuant to any applicable law or contractual obligation;

          (d) Except for the filing of this Guaranty with the Kansas Racing Commission, no consent or authorization of, filing with or other act by or in respect of, any arbitrator or Governmental Authority (as defined in the Credit Agreement and hereinafter used) and no consent of any other Person (including, without limitation, any stockholder or creditor of the Guarantor), is required in connection with the execution, delivery, performance, validity or enforceability of this Guaranty, except for any which have been obtained; and

          (e) No litigation, investigation or proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Guarantor, threatened by or against the Guarantor or against any of its properties or revenues with respect to this Guaranty or any of the transactions contemplated hereby.

     SECTION 11.  Remedies.
                  --------

     (a) Upon the occurrence of any Event of Default under the Standstill Agreement, with the consent of the Required Banks, the Agent may, at its option, enforce against the Guarantor its obligations and liabilities hereunder and exercise such other rights and remedies as may be available to the Agent hereunder, under the Loan Documents or otherwise. Without limiting any other provisions of this Guaranty, the Agent, with the consent of the Required Banks, shall be entitled, from time to time, with or without declaring that a default has occurred under the Standstill Agreement, to give notice and make demand in accordance with Section 4 hereof, and, if so demanded, the

Guarantor shall each time immediately pay, all of any one or more Monthly Installments which then remain unpaid after the due date thereof.

     (b) No right or remedy herein conferred upon the Agent is intended to be exclusive of any other right or remedy contained herein or in any other Loan Document or otherwise, and every such right or remedy contained herein and therein or now or hereafter existing at law, or in equity, or by statute, or otherwise shall be cumulative. The Required Banks may instruct the Agent to pursue, or refrain from pursuing, any remedy available to the Agent at such times and in such order as the Required Banks shall determine, and the Required Banks' election as to such remedies shall not impair any remedies against the Guarantor not then exercised. In addition, any election of remedies which results in the denial or impairment of the right of the Agent to seek a deficiency judgment against the Borrower shall not impair the Guarantor's obligation to pay the full amount of the Guaranteed Obligations.

     SECTION 12.  Miscellaneous.
                  -------------

     (a) Entire Agreement; Amendments.  This Guaranty, together with those other
         ----------------------------
Loan Documents to which Guarantor is a party, constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all prior agreements with respect to the subject matter hereof and may not be amended or supplemented except by a writing signed by the Guarantor and the Required Banks or the members of the Bank Group, as determined under the Credit Agreement.

     (b) Headings.  The headings in this Guaranty are for convenience of
         --------
reference only and are not part of the substance of this Guaranty.

     (c) Severability.  In the event that any one or more of the provisions
         ------------
contained in this Guaranty shall be determined to be invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision or provisions in every other respect and the remaining provisions of this Guaranty shall not be in any way impaired.

     (d) Notices.  All notices and communications hereunder shall be given in
         -------
the manner provided for giving notices in the Standstill Agreement and in the case of the Guarantor, addressed to the Guarantor at the address set forth below beside its signature.

     (e) Binding Effect.  This Guaranty shall bind the Guarantor and shall inure
         --------------
to the benefit of the Agent and the members of the Bank Group and their respective successors and assigns. The

Guarantor may not assign this Guaranty or delegate any of its duties hereunder.

     (f) Non-Waiver.  The failure of the Agent or any member of the Bank Group
         ----------
to enforce any right or remedy hereunder, or promptly to enforce any such right or remedy, shall not constitute a waiver thereof, nor give rise to any estoppel against the Agent or any Bank, nor excuse the Guarantor from its obligations hereunder. Any waiver of any such right or remedy by the Bank Group must be in writing and signed by the Agent and the Required Banks.

     (g) Termination.  This Guaranty shall terminate and be of no further force
         -----------
or effect on the date when the Guaranteed Obligations have been paid in full.

     (h) Governing Law.  This Guaranty shall be governed by and construed and
         -------------
enforced in accordance with the laws of the State of Kansas, without reference to the conflicts or choice of law principles thereof.

     (i) Consent to Jurisdiction.  The Guarantor hereby irrevocably consents to
         -----------------------
the personal jurisdiction of the state and federal courts located in Wyandotte County, Kansas, in any action, claim or other proceeding arising out of any dispute in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations. The Guarantor hereby irrevocably consents to the service of a summons and complaint and other process in any action, claim or proceeding brought by the Agent or any member of the Bank Group in connection with this Guaranty, any rights or obligations hereunder, or the performance of such rights and obligations, on behalf of itself or its property, in the manner referenced in Section 12(d). Nothing in this Section 12(i) shall affect the right of the Agent or any member of the Bank Group to serve legal process in any other manner permitted by applicable law or affect the right of the Agent or any member of the Bank Group to bring any action or proceeding against the Guarantor or its properties in the courts of any jurisdictions.

     (j) Waiver of Jury Trial.  THE AGENT, EACH MEMBER OF THE BANK GROUP AND THE
         --------------------
GUARANTOR HEREBY IRREVOCABLY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL WITH RESPECT TO ANY ACTION, CLAIM OR OTHER PROCEEDING ARISING OUT OF ANY DISPUTE IN CONNECTION WITH THIS GUARANTY, ANY RIGHTS OR OBLIGATIONS HEREUNDER OR THE PERFORMANCE OF SUCH RIGHTS AND OBLIGATIONS.

     (k) Expenses.  The Guarantor agrees that it will reimburse the Agent and
         --------
each member of the Bank Group for all expenses (including reasonable attorneys fees and expenses) incurred by the Agent or such member of the Bank Group in connection with the enforcement of this Guaranty.

     (l) Limitation of Liability.  Neither the Agent, any member of the Bank
         -----------------------
Group, nor any Affiliate (as defined in the Credit Agreement) thereof shall have any liability with respect to, and the Guarantor hereby waives, releases and agrees not to sue upon, any claim arising through the date of the execution of this Guaranty for any special, indirect, punitive, exemplary or consequential damages suffered by the Guarantor in connection with, arising out of, or in any way related to this Guaranty and the other Loan Documents, the transactions contemplated herein or therein, or any act, omission or event occurring in connection herewith or therewith; provided that the limitation set forth herein will not restrict or impair any claim which arises subsequent to the date hereof.

     IN WITNESS WHEREOF, the Guarantor has executed and delivered this Guaranty as of the date first above written.

[CORPORATE SEAL]              HOLLYWOOD PARK, INC.


                              By:_______________________________
                              Name:_____________________________
                              Title:____________________________
                              Address: Hollywood Park, Inc.
                                 Attention:  G. Michael Finnigan
                                 1050 South Prairie Avenue
                                 Inglewood, CA 90301
                                 Fax Number 310-673-2582

                                   EXHIBIT D
                                   ---------

                                   TRAK EAST
                             INDUCEMENT CERTIFICATE
                             ----------------------

     The undersigned, to induce FIRST UNION NATIONAL BANK OF FLORIDA ("FUNB"),
                                                                       ----
BANK ONE LEXINGTON, N.A. ("B-One"), BANK MIDWEST, N.A. ("B-MW"), INTRUST BANK,
                           -----                         ----
N.A. ("INTRUST"), FCLT LOANS, L.P., a Texas limited partnership ("FCLT") (FUNB,
       -------                                                    ----
B-One, B-MW, INTRUST and FCLT sometimes being collectively referred to herein as the "Bank Group" and FUNB, as agent for itself and the other members of the Bank
     ----------
Group, sometimes being referred to herein as the "Agent") to enter into, with
                                                  -----
each other and SUNFLOWER RACING, INC., a Kansas corporation ("Sunflower"), a
                                                              ---------
certain Standstill Agreement dated _____________________, 1995 (the "Standstill
                                                                     ----------
Agreement"), does hereby approve and consent to the Standstill Agreement and
---------
acknowledge, represent and agree to and with Bank Group that:

     (a) Notwithstanding the execution of the Standstill Agreement and of the other documents executed pursuant thereto, the undersigned's covenants and agreements for the benefit of the Bank Group in any of the "Loan Documents" (as
                                                            --------------
that term is
defined in the Standstill Agreement and hereinafter used), including without limitation under that certain Consent Collateral Assignment of Lease and Management Agreement dated March 23, 1994 (the "Consent"), as modified hereby,
                                                -------
by the Standstill Agreement, remain in full force and effect and that the Agent and the above-listed present members of the Bank Group are the parties entitled to enforce the provisions of such covenants and agreements as parties thereto or the respective successors in interest of a party thereto.

     (b) The undersigned is entitled to the payment and performance of certain debt and obligations of Sunflower, of SR Food & Beverage Company, a Kansas corporation ("SRFB") or both, including, without limitation, under and by virtue
              ----
of that certain Agreement and Restatement of Lease and Management Agreement dated September 14, 1989, and any amendments, modifications, addenda, renewals, extensions or substitutes therefor (such agreement and any others, whether oral or in writing, similar or dissimilar, directly or indirectly with Sunflower or SRFB, or their respective predecessors or successors in interest, which relate to the operation of the "Woodlands" or the subject matter of the Loan Documents is referred to herein collectively as the "Subordinated Obligations"). The
                                           ------------------------
undersigned's rights to payment and performance of said debt and obligations created or evidenced by the Subordinated Obligations, whether presently existing or hereafter arising, by or from Sunflower, SRFB, both or their respective predecessors or successors, has previously been, or hereby is, expressly made subordinate to the debts and obligations of Sunflower and SRFB to the Agent and the Bank Group, including without limitation the "Debt" (as that term is defined
                                                  ----
in the Standstill Agreement and hereinafter used). The undersigned's rights in the property described on Exhibit A to the Standstill Agreement and the improvements thereon are, or hereby are, subordinated to the rights therein, and to the liens thereon, of the Agent and the Bank Group which are evidenced, created or secured by the Loan Documents. Notwithstanding anything to the contrary in the Consent, hereafter the Agent and Bank Group shall be entitled to the same notices and rights to cure with respect to the failure of Sunflower, SRFB or both to make payments to the undersigned as Agent and Bank Group are entitled to under the Consent with respect to non-payment defaults by Sunflower, SRFB or both; provided that if Agent or the Bank Group has greater rights (whether to notice or opportunity to cure) with respect to a payment default than a non-payment default under any of the Loan Documents or any doctrine or statute, then, at the discretion of Agent and the Bank Group, the greater rights shall apply to any such payment default.

     (c) The undersigned has not heretofore and, so long as any of the Debt is unsatisfied, shall not assign(ed), pledge(d) or otherwise transfer(red) the Subordinated Obligations or any interest therein or indicia thereof to any other person or entity.

     (d) Until the Debt is satisfied in full, the undersigned waives any and all rights to declare any default or to exercise any rights or remedies due or attributable to or arising out of any lack of payment or performance of the Subordinated Obligations, including without limitation, the right to revoke Sunflower's authority to draw on accounts of the undersigned, except after first giving Agent and Bank Group notice and right to cure as is provided in the Consent and subparagraph (b) hereof.

     (e) The undersigned acknowledges that either it has no claim, cause of action, or rights, against, or, acting for itself and for its successors, assigns, members, directors, officers, agents and employees, hereby releases, acquits and forever discharges, FUNB (both as a member of the Bank Group and as Agent), B-One, B-MW, INTRUST, FCLT and their respective stockholders, directors, officers, representatives, agents, employees, attorneys, predecessors in interest (including, without limitation, Texas Commerce Bank National Association, First City National Bank of Houston, First Union National Bank of North Carolina, Kansas State Bank & Trust Company, Home State Bank and the Federal Deposit Insurance Corporation), successors and assigns with respect to any and all actions, causes of action, claims, counterclaims, cross claims, debts, demands, executions, garnishments, judgments, lawsuits, proceedings, and suits of every kind and character, previously or now existing, whether known or unknown, and relating in any manner whatsoever to, or arising in any manner whatsoever from, the dealings or negotiations, of any of such persons or entities being released hereby, with the undersigned, Sunflower, SRFB, Hollywood Park, Inc. and R.D. Hubbard and any of the other persons on behalf of whom the undersigned is making this covenant through the date of this Inducement Certificate, including, without limitation, those dealings or negotiations which are evidenced by or relate to the Debt or the Loan Documents.

     (f) The undersigned waives the benefit of any "antideficiency", res judicata, marshalling of assets or one action legislation, doctrine or other rule of law which might otherwise bar any recovery against any property which constitutes "Collateral" (as that term is defined in the Standstill Agreement
             ----------
and hereinafter used) because of Bank Group's election of remedies, including but not limited to an exercise of power of sale under any mortgage, deed of trust, assignment or other security agreement. The undersigned agrees that notwithstanding any foreclosure of any lien created or evidenced by any of the Loan Documents with respect to any or all of any real or personal property constituting all or any portion of the Collateral, which secures the Debt, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, by an acceptance of a deed or bill of sale in lieu of foreclosure, or by any other means, the undersigned shall remain bound under its respective obligations to the Bank Group, in accordance with the Loan Documents to which the undersigned is a party.

     (g) The undersigned is a legal entity, duly created and validly existing and in good standing under the laws of the State of Kansas and has full power and authority to enter into this document on behalf of itself and to take all of the actions referred to herein, the execution and performance of the terms hereof have been duly authorized by any and all necessary administrative, judicial or other action, and will not violate any provision of law or of any articles of incorporation, bylaws or judicial or administrative ruling or decree and, with the exception of the approval of the terms hereof by the Kansas Racing Commission, which the undersigned represents it has obtained, no other consent or approval of, or filing with, any public authority, regulatory agency or other person or entity whatsoever is required as a condition to the validity of the obligations of the undersigned hereunder.

     (h) Nothing contained in the Standstill Agreement shall be a waiver of any rights or remedies the Bank Group may otherwise have under the Loan Documents or affect the relative priorities of interests of the undersigned and the Bank Group or Agent in any collateral for indebtedness owed by Sunflower to any of them.

     (i) If, from time to time, the Agent, Bank Group or the "Required Banks"
                                                              --------------
(as defined in the "Credit Agreement", as that term is defined in the Standstill
                    ----------------
Agreement), acting in its sole discretion, hereafter agrees in writing to extend the "Termination Date" (as that term is defined in the Standstill Agreement and
     ----------------
hereinafter used) to a date(s) beyond the date set forth in the Standstill Agreement, to waive performance of any provision of the Standstill Agreement or the other Loan Documents or to refrain from declaring a default under the Standstill Agreement and other Loan Documents, the provisions hereof shall apply and bind the undersigned and its respective successors and assigns with respect to such extension(s), waiver(s) or forbearance as if such document(s), waiver(s) or forbearance were expressly referred to herein, unless, prior to executing such document(s), Bank Group shall have received, by certified or registered mail sent to the address specified for notices to be sent to the Bank Group in the Standstill Agreement, written notice to the contrary from the undersigned, in which case solely this paragraph shall not apply solely as to the sender of such notice, and its respective successors or assigns, with respect to any such extension(s), waiver(s) or forbearance agreed to by Bank Group after receipt of such notice.

     IN WITNESS WHEREOF, the undersigned has executed this instrument as of the _________ day of ________________, 1995.

                                    THE RACING ASSOCIATION OF
                                    KANSAS EAST, A KANSAS NOT-
                                    FOR-PROFIT CORPORATION


                                    BY:______________________
                                    NAME:____________________
                                    TITLE:___________________


                                   EXHIBIT E
                                   ---------

                                     SRF&B
                             INDUCEMENT CERTIFICATE
                             ----------------------

     The undersigned, to induce FIRST UNION NATIONAL BANK OF FLORIDA ("FUNB"),
                                                                       ----
BANK ONE LEXINGTON, N.A. ("B-One"), BANK MIDWEST, N.A. ("B-MW"), INTRUST BANK,
                           -----                         ----
N.A. ("INTRUST"), FCLT LOANS, L.P., a Texas limited partnership ("FCLT") (FUNB,
       -------                                                    ----
B-One, B-MW, INTRUST and FCLT sometimes being collectively referred to herein as the "Bank Group" and FUNB, as agent for itself and the other members of the Bank
     ----------
Group, sometimes being referred to herein as the "Agent") to enter into, with
                                                  -----
each other and SUNFLOWER RACING, INC., a Kansas corporation ("Sunflower"), a
                                                              ---------
certain Standstill Agreement dated _____________________, 1995 (the "Standstill
                                                                     ----------
Agreement"), does hereby approve and consent to the Standstill Agreement and
---------
acknowledge, represent and agree to and with Bank Group that:

     (a) Notwithstanding the execution of the Standstill Agreement and of the other documents executed pursuant thereto, the undersigned's covenants and agreements for the benefit of the Bank Group in any of the "Loan Documents" (as
                                                            --------------
that term is defined in the Standstill Agreement and hereinafter used), including without limitation under those certain documents listed on Schedule E-1 attached hereto, remain in full force and effect and that the present members of the Bank Group are the parties entitled to enforce the provisions of such covenants and agreements as parties thereto or the respective successors in interest of a party thereto. Without limiting the generality of the foregoing, the undersigned acknowledges that notwithstanding the execution of the Standstill Agreement, the undersigned is absolutely liable for the "Debt" (as
                                                                    ----
that term is defined in the Standstill Agreement and hereinafter used).

     (b) Until the Debt is satisfied in full, if the undersigned receives any sum from or for Sunflower, other than in the ordinary course of business, the undersigned shall be deemed to hold all such sums in trust for benefit of the Bank Group and shall promptly deliver the same to Agent to apply on the Debt.

The undersigned represents and warrants that, except for granting the Agent and Bank Group a security interest in any sums due to the undersigned from Sunflower and except for payments made to third parties in the ordinary course of business (but subject to Subsection (c) hereof with respect to the persons and entities defined therein as Hollywood Park, Hubbard and TRAK East), the undersigned has not, and will not, assign(ed), pledge(d), grant(ed) a security interest in, or otherwise transfer(ed) any interest in any sum due to the undersigned from Sunflower.

     (c) Until the Debt is satisfied in full, the undersigned will not, directly or indirectly, make any payments, or transfer any property, to or for the benefit of any of Hollywood Park, Inc. ("Hollywood Park"), The Racing
                                         --------------
Association of Kansas East ("TRAK East"), R.D. Hubbard ("Hubbard") or Sunflower,
                             ---------                   -------
except for: (i) any payments to TRAK East which are required to be made by Kansas law or a written agreement between the undersigned, Sunflower and TRAK East (provided that the latter cannot exceed amounts due and payable under the September 14, 1989 Agreement and Restatement of Lease and Management Agreement to which Sunflower, TRAK East and the undersigned are parties, as modified by the Loan Documents); (ii) any payments made to Sunflower in the ordinary course of business; and (iii) any reimbursements (except to the extent, if any, that reimbursements of any such advances would have been subordinated under the Loan Documents to which Hollywood Park is a party) to Hollywood Park for amounts actually theretofore advanced by Hollywood Park to pay indebtedness of Sunflower or the undersigned to third parties (other than Bruce Rimbo, entities in which Hollywood Park, directly or indirectly, has an ownership interest) incurred for services or goods theretofore actually received by Sunflower or the undersigned.

     (d) The undersigned acknowledges that either it has no claim, cause of action, or rights, against, or acting for itself and for its respective successors, assigns, shareholders, members, directors, officers, agents and employees, hereby releases, acquits and forever discharges, FUNB (both as a member of the Bank Group and as Agent), B-One, B-MW, INTRUST, FCLT and their respective stockholders, directors, officers, representatives, agents, employees, attorneys, predecessors in interest (including, without limitation, Texas Commerce Bank National Association, First City National Bank of Houston, First Union National Bank of North Carolina, Kansas State Bank & Trust Company, Home State Bank and the Federal Deposit Insurance Corporation), successors and assigns with respect to any and all actions, causes of action, claims, counterclaims, cross claims, debts, demands, executions, garnishments, judgments, lawsuits, proceedings, and suits of every kind and character, previously or now existing, whether known or unknown, and relating in any manner whatsoever to, or arising in any manner whatsoever from, the dealings or negotiations, of any of such persons or entities being released hereby, with the undersigned, Sunflower, Hollywood Park, TRAK East and Hubbard, and any of the other persons on behalf of whom the undersigned is making this covenant (as enumerated above in this Subsection (d)) through the date of this Inducement Certificate, including, without limitation, those dealings or negotiations which are evidenced by or relate to the Debt or the Loan Documents.

     (e) The undersigned waives the benefit of any "antideficiency", res judicata, marshalling of assets or one action legislation, doctrine or other rule of law which might otherwise bar any recovery against any property which constitutes "Collateral" (as that term is defined in the Standstill Agreement
             ----------
and hereinafter used) because of Bank Group's election of remedies, including but not limited to an exercise of power of sale under any mortgage, deed of trust, assignment or other security agreement. The undersigned agrees that until the Debt is satisfied in full, any mortgage, collateral assignment, pledge, lien, security interest or other encumbrance which the undersigned now or hereafter holds on or in any item of the Collateral shall be subordinate to any mortgage, collateral, assignment, pledge, lien, security interest or other encumbrance which any of the Agent or members of the Bank Group may now or hereafter have thereon or therein, whether perfected or not. The undersigned agrees to execute and deliver to Agent or Bank Group, from time to time, within fifteen (15) days of when requested to do so by Agent or a member of the Bank Group, by notice to the undersigned at the address set forth below, such forms of subordination or amendment as Agent or Bank Group may request to document said subordination. The undersigned agrees that notwithstanding any foreclosure of any lien created or evidenced by any of the Loan Documents with respect to any or all of any real or personal property constituting all or any portion of the Collateral, which secures the Debt, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, by an acceptance of a deed or bill of sale in lieu of foreclosure, or by any other means, the undersigned shall remain bound under its respective obligations to the Bank Group, in accordance with the Loan Documents to which the undersigned is a party.

     (f) The undersigned is a legal entity, duly created and validly existing and in good standing under the laws of the State of Kansas and has full power and authority to enter into this document, on behalf of itself and to take all of the actions referred to herein, the execution and performance of the terms hereof have been duly authorized by any and all necessary administrative, judicial or other action, and will not violate any provision of law or of any articles of incorporation, bylaws or judicial or administrative ruling or decree and, with the exception of the filing hereof with the Kansas Racing Commission, no other consent or approval of, or filing with, any public authority, regulatory agency or other person or entity whatsoever is required as a condition to the validity of the obligations of the undersigned hereunder.

     (g) Nothing contained in the Standstill Agreement shall be a waiver of any rights or remedies the Bank Group may otherwise have under the Loan Documents or affect the relative priorities of interests of the undersigned and the Bank Group or Agent in any collateral for indebtedness owed by Sunflower to any of them.

     (h) If, from time to time, the Agent, the Bank Group or the "Required
                                                                  --------
Banks" (as defined in the "Credit Agreement", as that term is defined in the
-----                      ----------------
Standstill Agreement), acting in its sole discretion, hereafter agrees in writing to extend the "Termination Date" (as that term is defined in the
                       ----------------
Standstill Agreement and hereinafter used) to a date(s) beyond the date set forth in the Standstill Agreement, to waive performance of any provision of the Standstill Agreement or the other Loan Documents or to refrain from declaring a default under the Standstill Agreement and other Loan Documents, the provisions hereof shall apply and bind the undersigned and its respective successors and assigns with respect to such extension(s), waiver(s) or forbearance as if such document(s), waiver(s) or forbearance were expressly referred to herein, unless, prior to executing such document(s), Bank Group shall have received, by certified or registered mail sent to the address specified for notices to be sent to the Bank Group in the Standstill Agreement, written notice to the contrary from the undersigned, in which case solely this paragraph shall not apply solely as to the sender of such notice, and its respective successors or assigns, with respect to any such extension(s), waiver(s) or forbearance agreed to by Bank Group after receipt of such notice.

     IN WITNESS WHEREOF, the undersigned has executed this instrument in one or more counterparts as of the _________ day of ________________, 1995.

                                    SR FOOD & BEVERAGE, COMPANY,
                                    A KANSAS CORPORATION


                                    BY:______________________
                                    NAME:____________________
                                    TITLE:___________________


                                   EXHIBIT F
                                   ---------

                                 HOLLYWOOD PARK
                             INDUCEMENT CERTIFICATE
                             ----------------------

     The undersigned, to induce FIRST UNION NATIONAL BANK OF FLORIDA ("FUNB"),
                                                                       ----
BANK ONE LEXINGTON, N.A. ("B-One"), BANK
                           -----

MIDWEST, N.A. ("B-MW"), INTRUST BANK, N.A. ("INTRUST"), FCLT LOANS, L.P., a
                ----                         -------
Texas limited partnership ("FCLT") (FUNB, B-One, B-MW, INTRUST and FCLT
                            ----
sometimes being collectively referred to herein as the "Bank Group" and FUNB, as
                                                        ----------
agent for itself and the other members of the Bank Group, sometimes being referred to herein as the "Agent") to enter into, with each other and SUNFLOWER
                           -----
RACING, INC., a Kansas corporation ("Sunflower"), a certain Standstill Agreement
                                     ---------
dated _____________________, 1995 (the "Standstill Agreement"), does hereby
                                        --------------------
approve and consent to the Standstill Agreement and acknowledge, represent and agree to and with Bank Group that:

     (a) Notwithstanding the execution of the Standstill Agreement and of the other documents executed pursuant thereto, the undersigned's covenants and agreements for the benefit of the Bank Group in any of the "Loan Documents" (as
                                                            --------------
that term is defined in the Standstill Agreement and hereinafter used) to which the undersigned is a party, including without limitation under those certain documents listed on Schedule F-1 attached hereto, remain in full force and effect and that the present members of the Bank Group are the parties entitled to enforce the provisions of such covenants and agreements as parties thereto or the respective successors in interest of a party thereto.

     (b) The undersigned presently holds and owns solely for its own account debt of Sunflower (the "Subordinated Debt") which is subordinated to the "Debt"
                        -----------------                                 ----
(as that term is defined in the Standstill Agreement and hereinafter used) pursuant to the subordination provisions of the Loan Documents to which the undersigned is a party or successor in interest to a party ("the Documents") and
                                                                 ---------
certifies that there have been no payments, directly or indirectly, in violation of the subordination provisions of the Documents. The undersigned hereby reaffirms all of its obligations and agreements under the Documents.

     (c) The undersigned has not heretofore and, so long as any of the Debt is unsatisfied, shall not assign(ed), pledge(d) or otherwise transfer(red) the Subordinated Debt or any interest therein or indicia thereof to any other person or entity.

     (d) Until the Debt is satisfied in full, the undersigned waives any and all rights to declare any default or to exercise any rights or remedies due or attributable to or arising out of any lack of payment or performance of the Subordinated Debt.

     (e) Until the Debt is satisfied in full, if the undersigned receives any sum from or for Sunflower or SR Food & Beverage Company ("SRFB"), the
                                                          ----
undersigned shall be deemed to hold all such sums in trust for benefit of the Bank Group and shall promptly deliver the same to Agent to apply on the Debt; provided that, except to the extent, if any, that reimbursement of any such advances would have been subordinated under the Documents without reference to the Standstill Agreement or this Inducement Certificate, this subparagraph (e) will not apply to any sum received from Sunflower or SRFB as reimbursement for amounts actually theretofore advanced by the undersigned to pay indebtedness of Sunflower or SRFB to third parties (other than Bruce Rimbo or entities in which the undersigned, directly or indirectly, has an ownership interest) incurred for services or goods theretofore actually received by Sunflower or SRFB.

     (f) The undersigned acknowledges that it has no claim, cause of action, or, rights, against, and acting for itself and for its respective successors, assigns, shareholders, members, directors, officers, agents and employees, hereby releases, acquits and forever discharges, FUNB (both as a member of the Bank Group and as Agent), B-One, B-MW, INTRUST, FCLT and their respective stockholders, directors, officers, representatives, agents, employees, attorneys, predecessors in interest (including, without limitation, Texas Commerce Bank National Association, First City National Bank of Houston, First Union National Bank of North Carolina, Kansas State Bank & Trust Company, Home State Bank and the Federal Deposit Insurance Corporation), successors and assigns with respect to any and all actions, causes of action, claims, counterclaims, cross claims, debts, demands, executions, garnishments, judgments, lawsuits, proceedings, and suits of every kind and character, previously or now existing, whether known or unknown, and relating in any manner whatsoever to, or arising in any manner whatsoever from, the dealings or negotiations of any of such persons or entities being released hereby, with the undersigned, Sunflower, SRFB or R.D. Hubbard and any of the other persons on behalf of whom the undersigned is making this covenant through the date of this Inducement Certificate which are evidenced by or relate to the Debt or the Loan Documents.

     (g) The undersigned waives the benefit of any "antideficiency", res judicata, marshalling of assets or one action legislation, doctrine or other rule of law which might otherwise bar any recovery against any property which constitutes "Collateral" (as that term is defined in the Standstill Agreement
             ----------
and hereinafter used) because of Bank Group's election of remedies, including but not limited to an exercise of power of sale under any mortgage, deed of trust, assignment or other security agreement. The undersigned agrees that until the Debt is satisfied in full, any mortgage, collateral assignment, pledge, lien, security interest or other encumbrance which the undersigned now or hereafter holds on or in any item of the Collateral shall be subordinate to any mortgage, collateral, assignment, pledge, lien, security interest or other encumbrance which any of the Agent or members of the Bank Group may now or hereafter have thereon or therein, whether perfected or not. The undersigned agrees to execute and deliver to Agent or Bank Group, from time to time, within fifteen (15) days of when requested to do so by Agent or a member of the Bank Group, by notice to the undersigned at the address set forth below, such forms of subordination or amendment as Agent or Bank Group may request to document said subordination. The undersigned agrees that notwithstanding any foreclosure of any lien created or evidenced by any of the Loan Documents with respect to any or all of any real or personal property constituting all or any portion of the Collateral, which secures the Debt, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, by an acceptance of a deed or bill of sale in lieu of foreclosure, or by any other means, the undersigned shall remain bound under its respective obligations to the Bank Group, in accordance with the Loan Documents to which the undersigned is a party.

     (h) The undersigned is a legal entity, duly created and validly existing and in good standing under the laws of the State of Delaware and has full power and authority to enter into this document on behalf of itself and to take all of the actions referred to herein, the execution and performance of the terms hereof have been duly authorized by any and all necessary administrative, judicial or other action, and will not violate any provision of law or of any articles of incorporation, bylaws or judicial or administrative ruling or decree and no other consent or approval of any public authority, regulatory agency or other person or entity whatsoever is required as a condition to the validity of the obligations of such respective person or entity except those which have been obtained.

     (i) Nothing contained in the Standstill Agreement shall be a waiver of any rights or remedies the Bank Group may otherwise have under the Loan Documents or affect the relative priorities of interests of the undersigned and the Bank Group or Agent in any collateral for indebtedness owed by Sunflower to any of them.

     (j) If, from time to time, the Agent, the Bank Group or the "Required
                                                                  --------
Banks" (as defined in the "Credit Agreement", as that term is defined in the
                           ----------------
Standstill Agreement), acting in its sole discretion, hereafter agrees in writing to extend the "Termination Date" (as that term is defined in the
                       ----------------
Standstill Agreement and hereinafter used) to a date(s) beyond the date set forth in the Standstill Agreement, to waive performance of any provision of the Standstill Agreement or the other Loan Documents or to refrain from declaring a default under the Standstill Agreement and other Loan Documents, the provisions hereof shall apply and bind the undersigned and its respective successors and assigns with respect to such extension(s), waiver(s) or forbearance as if such document(s), waiver(s) or forbearance were expressly referred to herein, unless, prior to executing such document(s), Bank Group shall have received, by certified or registered mail sent to the address specified for notices to be sent to the Bank Group in the Standstill Agreement, written notice to the contrary from the undersigned, in which case solely this paragraph shall not apply solely as to the sender of such notice, and its respective successors or assigns, with respect to any such extension(s), waiver(s) or forbearance agreed to by Bank Group after receipt of such notice.

     (k) This Inducement Certificate is executed by the undersigned in reliance upon the acknowledgements and agreements of the Bank Group and Agent set forth in Subsection 13(c) of the Standstill Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this instrument in one or more counterparts as of the _________ day of ________________, 1995.

                                    HOLLYWOOD PARK, INC.,
                                    A DELAWARE CORPORATION


                                    BY:______________________
                                    NAME:____________________
                                    TITLE:___________________

                                   EXHIBIT G
                                   ---------

                                    HUBBARD
                             INDUCEMENT CERTIFICATE
                             ----------------------

     The undersigned, to induce FIRST UNION NATIONAL BANK OF FLORIDA ("FUNB"),
                                                                       ----
BANK ONE LEXINGTON, N.A. ("B-One"), BANK MIDWEST, N.A. ("B-MW"), INTRUST BANK,
                           -----                         ----
N.A. ("INTRUST"), FCLT LOANS, L.P., a Texas limited partnership ("FCLT") (FUNB,
       -------                                                    ----
B-One, B-MW, INTRUST and FCLT sometimes being collectively referred to herein as the "Bank Group" and FUNB, as agent for itself and the other members of the Bank
     ----------
Group, sometimes being referred to herein as the "Agent") to enter into, with
                                                  -----
each other and SUNFLOWER RACING, INC., a Kansas corporation ("Sunflower"), a
                                                              ---------
certain Standstill Agreement dated _____________________, 1995 (the "Standstill Agreement"), does hereby approve and consent to the execution and delivery of the Standstill Agreement by the parties thereto, and acknowledges, represents and agrees to and with Bank Group that:

     (a) Notwithstanding the execution of the Standstill Agreement and of the other documents executed pursuant thereto, , the undersigned's covenants and agreements for the benefit of the Bank Group in the Subordination and Amendment Agreement dated as of March 23, 1994 and the Certificate of R.D. Hubbard dated as of March 23, 1994 (collectively, the "Subordination Agreement"), remain in
                                         -----------------------
full force and effect and that the present members of the Bank Group are the parties entitled to enforce the provisions of such covenants and agreements as parties thereto or the respective successors in interest of a party thereto.

     (b) The undersigned presently holds and owns solely for his own account debt of Sunflower which is subordinated to the "Debt" (as that term is defined
                                                ----
in the Standstill Agreement and hereinafter used), pursuant to the provisions of the Subordination Agreement (and which is defined therein as the "Subordinated
                                                                  ------------
Indebtedness") and certifies that there have been no payments, directly or
------------
indirectly, in violation of the subordination provisions of the Subordination Agreement. The undersigned hereby reaffirms all of his obligations and agreements under the Subordination Agreement.

     (c) The undersigned has not heretofore and, so long as any of the Debt is unsatisfied, shall not assign(ed), pledge(d) or otherwise transfer(red) the Subordinated Indebtedness or any interest therein or indicia thereof to any other person or entity.

     (d) In addition to the undersigned's obligations under the Subordination Agreement, the undersigned agrees from and after the date hereof that the term Subordinated Indebtedness, both hereunder and in the Subordination Agreement, shall include all sums now or hereafter due and owing to the undersigned from Sunflower, SR Food & Beverage Company ("SRFB") or both, and that until the Debt
                                        ----
is satisfied in full, if the undersigned receives any sum from or for Sunflower or SRFB, the undersigned shall be deemed to hold all such sums in trust for benefit of the Bank Group and shall promptly deliver the same to Agent to apply on the Debt; provided that this Subsection (d) shall not apply to those reimbursements referred to in Subsection 10(i)(iv) of the Standstill Agreement.

     (e) The undersigned acknowledges that either he has no claim, cause of action, or rights, against, or acting for himself and for his respective heirs, executors, personal representatives, beneficiaries, trustees, successors, assigns, agents and employees, hereby releases, acquits and forever discharges, FUNB (both as a member of the Bank Group and as Agent), B-One, B-MW, INTRUST, FCLT and their respective stockholders, directors, officers, representatives, agents, employees, attorneys, predecessors in interest (including, without limitation, Texas Commerce Bank National Association, First City National Bank of Houston, First Union National Bank of North Carolina, Kansas State Bank & Trust Company, Home State Bank and the Federal Deposit Insurance Corporation), successors and assigns with respect to any and all actions, causes of action, claims, counterclaims, cross claims, debts, demands, executions, garnishments, judgments, lawsuits, proceedings, and suits of every kind and character, previously or now existing, whether known or unknown, and relating in any manner whatsoever to, or arising in any manner whatsoever from, the dealings or negotiations, of any of such persons or entities being released hereby, with the undersigned, Sunflower, SRFB or Hollywood Park, Inc. and any of the other persons on behalf of whom the undersigned is making this covenant through the date of this Inducement Certificate, which are evidenced by or relate to the Debt or the Loan Documents (including, without limitation, this Inducement Certificate and the Subordination Agreement).

     (f) The undersigned waives the benefit of any "antideficiency", res judicata, marshalling of assets or one action legislation, doctrine or other rule of law which might otherwise bar any recovery against any property which constitutes "Collateral" (as that term is defined in the Standstill Agreement
             ----------
and hereinafter used) because of Bank Group's election of remedies, including but not limited to an exercise of power of sale under any mortgage, deed of trust, assignment or other security agreement. The undersigned agrees that notwithstanding any foreclosure of any lien created or evidenced by any of the Loan Documents with respect to any or all of any real or personal property constituting all or any portion of the Collateral, which secures the Debt, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure, by an acceptance of a deed or bill of sale in lieu of foreclosure, or by any other means, the undersigned shall remain bound under his respective obligations to the Bank Group and Agent, in accordance with the Subordination Agreement.

     (g) The undersigned is an individual of legal age with full power and authority to enter into this document, on behalf of himself and to take all of the actions referred to herein, the execution and performance of the terms hereof have been duly authorized by any and all necessary administrative, judicial or other action, and will not violate any provision of law or of any judicial or administrative ruling or decree and no other consent or approval of any public authority, regulatory agency or other person or entity whatsoever is required as a condition to the validity of his obligations hereunder.

     (h) Nothing contained in the Standstill Agreement shall be a waiver of any rights or remedies the Bank Group may otherwise have under the Loan Documents or affect the relative priorities of interests of the undersigned and the Bank Group or Agent in any collateral for indebtedness owed by Sunflower to any of them.

     (i) If, from time to time, the Agent, the Bank Group or the "Required
                                                                  --------
Banks" (as defined in the Credit Agreement, as defined in the Standstill
-----
Agreement), acting in its sole discretion, hereafter agrees in writing to extend the "Termination Date" (as that term is defined in the Standstill Agreement and
     ----------------
hereinafter used) to a date(s) beyond the date set forth in the Standstill Agreement, to waive performance of any provision of the

Standstill Agreement or the other Loan Documents or to refrain from declaring a default under the Standstill Agreement and other Loan Documents, the provisions hereof shall apply and bind the undersigned and his respective heirs, legal representatives, successors and assigns with respect to such extension(s), waiver(s) or forbearance as if such document(s), waiver(s) or forbearance were expressly referred to herein, unless, prior to executing such document(s), Bank Group shall have received, by certified or registered mail sent to the address specified for notices to be sent to the Bank Group in the Standstill Agreement, written notice to the contrary from the undersigned, in which case solely this paragraph shall not apply solely as to the sender of such notice, and his respective heirs, successors, or assigns, with respect to any such extension(s), waiver(s) or forbearance agreed to by Bank Group after receipt of such notice.

     (j) The provisions of this document shall become effective only in the event the Standstill Agreement has been executed and delivered by all parties thereto and has become effective in accordance with its terms.

     (k) This Inducement Certificate is executed by the undersigned in reliance upon the acknowledgements and agreements of the Bank Group and Agent set forth in Subsection 13(c) of the Standstill Agreement.

     IN WITNESS WHEREOF, the undersigned has executed this instrument in one or more counterparts as of the _________ day of ________________, 1995.



                                                  R. D. HUBBARD